UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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CHINA XD PLASTICS COMPANY LIMITED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CHINA XD PLASTICS COMPANY LIMITED

No.9, Nancheng 1st Road, Pingfang District, Harbin, Heilongjiang Province, China

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on February 11, 2020

TO THE STOCKHOLDERS OF CHINA XD PLASTICS COMPANY LIMITED:

The Annual Meeting of the Stockholders of China XD Plastics Company Limited, a Nevada corporation (the "Company," "China XD," "we," "us" or "our") will be held on February 11, 2020, at 9:00 am Beijing time, which is equivalent to February 10, 2020 at 8:00 pm U.S. Eastern Standard Time (the "Annual Meeting"), at No.9, Nancheng 1st Road, Pingfang District, Harbin, Heilongjiang Province, China. The Annual Meeting is called for the following purposes:

1.	To elect a total of five (5) directors to the Board of Directors of the Company, to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified (“Proposal 1”);
2.	To approve, on an advisory basis, the 2018 compensation of the named executive officers (the "say-on-pay vote") (“Proposal 2”);
3.	To ratify the appointment of KPMG Huazhen LLP as the Company's independent auditors for the fiscal year ending December 31, 2019 (“Proposal 3”);
4.	To approve the 2020 Stock Option/Stock Issuance Plan (“Proposal 4”); and
5.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors (the “Board”) has set the close of business on January 10, 2020 as the record date for the meeting. Only stockholders of record of our common stock and series B Preferred Stock on January 10, 2020 are entitled to receive notice of, and vote at, the Annual Meeting or any adjournment or postponement. Further information regarding voting rights and the matters to be voted upon is presented in our proxy statement.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting.

Whether or not you expect to attend the Annual Meeting, please execute the accompanying proxy, and return it promptly in the enclosed return envelope. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting. Whether you grant a proxy, you may vote in person, if you attend the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDERS MEETING TO BE HELD ON February 11, 2020

We have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials on the Internet. This proxy statement is available at www.chinaxd.net.

By Board of Directors,

/s/ Jie Han

Jie Han

Chairman of the Board of Directors and Chief Executive Officer

Dated: January 14, 2020

CHINA XD PLASTICS COMPANY LIMITED

No.9, Nancheng 1st Road, Pingfang District, Harbin, Heilongjiang Province, China

PROXY STATEMENT
for
Annual Meeting of Stockholders
to be held on February 11, 2020

INTRODUCTION

Your proxy is solicited by the Board of Directors of China XD Plastics Company Limited, a Nevada corporation (the "Company," "China XD," "we," "us" or "our"), for use at the Annual Meeting of Stockholders to be held on February 11, 2020, at 9:00 am Beijing time, which is equivalent to February 10, 2020 at 8:00 pm U.S. Eastern Standard Time (the "Annual Meeting"), No.9, Nancheng 1st Road, Pingfang District, Harbin, Heilongjiang Province, China. The Annual Meeting is called for the following purposes:

1.	To elect a total of five (5) directors to the Board of Directors, to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified (“Proposal 1”);
2.	To approve, on an advisory basis, the 2018 compensation of the named executive officers (the "say-on-pay vote") (“Proposal 2”);
3.	To ratify the appointment of KPMG Huazhen LLP as the Company's independent auditors for the fiscal year ending December 31, 2019; (“Proposal 3”);
4.	To approve the 2020 Stock Option/Stock Issuance Plan (“Proposal 4”); and
5.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors has set January 10, 2020, as the record date (the "Record Date") to determine that those holders of common stock, par value US$0.0001 per share, of the Company (the "Common Stock") and series B preferred stock, par value US$0.0001 per share, of the Company (the "Series B Preferred Stock"), are entitled to receive notice of, and vote at, the Annual Meeting. A list of the stockholders entitled to vote at the meeting may be examined at the Company's office during the 10-day period preceding the Annual Meeting.

This proxy statement and the proxy card are being mailed on or about January 14, 2020 to our stockholders of record as of the close of business on the Record Date.

GENERAL INFORMATION ABOUT VOTING

Who can vote?

Holders of our Common Stock and Series B Preferred Stock, as of close of business on January 10, 2020, the Record Date, may vote at the Annual Meeting. As of the close of business on the Record Date, a total of 66,948,841 shares of Common Stock and 1,000,000 shares of Series B Preferred Stock are entitled to vote at the Annual Meeting. The shares of Common Stock and Series B Preferred Stock (collectively, the "Capital Stock") will vote together as a single class on all matters presented at the Annual Meeting. Each share of Common Stock is entitled to one vote. The holder of the Series B Preferred Stock is entitled to an aggregate of 44,632,561 votes, representing 40% of the combined voting power of the entire Company’s shares.

If I am a stockholder of record, how do I cast my vote?

If you are a stockholder of record, you may vote in person at the Annual Meeting. We will provide you a ballot on your arrival.

If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy using the enclosed proxy card. To vote by proxy using the enclosed proxy card, complete, sign and date your proxy card and promptly return it in the envelope provided.

If you vote by proxy, your vote must be received by 4:00 a.m. Beijing time on February 11, 2020, or 3:00 p.m. U.S. Eastern Standard Time on February 10, 2020.

How do I vote by proxy?

Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the Annual Meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope.

The enclosed proxy, when properly signed and returned to the Company, will be voted by the proxy holders at the Annual Meeting as directed by the proxy. Proxies which are signed by stockholders but which lack any such direction will be voted in favor of the proposals set forth in the Notice of Annual Meeting.

What if other matters come up at the Annual Meeting?

The matters described in this proxy statement are the only matters we know of that will be voted on at the Annual Meeting. If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.

Can I change my vote after I return my proxy card?

Yes. You may revoke your proxy card at any time before its exercise at the Annual Meeting by providing our Secretary a written notice revoking your proxy card or a duly executed proxy bearing a later date, or by attendance at the Annual Meeting and electing to vote in person.

Can I vote in person at the Annual Meeting rather than by completing the proxy card?

Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

How are votes counted?

The Annual Meeting will be held if holders representing a majority of the shares of Capital Stock issued and outstanding, who are entitled to vote in person or by proxy, either sign and return to us their proxy cards or attend the meeting. If you sign and return to us your proxy card, your shares will be counted to determine whether a quorum exists, even if you abstain or fail to vote on any of the proposals listed on the proxy card.

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The election of the directors under Proposal 1 requires a plurality of the votes duly cast at the Annual Meeting. "Plurality" means that the individuals who receive the largest number of votes cast "for" are elected as directors. Abstentions will be counted as present at the Annual Meeting for the purpose of determining a quorum but will have no effect on this Proposal 1. The approval of Proposals 2, 3 and 4 require a majority of the votes duly cast at the Annual Meeting. Abstentions will be counted as present at the Annual Meeting for the purpose of determining a quorum but will have no effect on Proposals 2, 3 and 4. Unless otherwise stated, the enclosed proxy will be voted in accordance with the instructions thereon.

Brokers holding shares of the Common Stock in street name who do not receive instructions from the beneficial owners of those shares are entitled to vote on "routine" proposals such as the ratification of the Company's independent auditors but are not entitled to vote your uninstructed shares on non-routine matters, such as Proposals 1, 2, and 4. Thus, if you hold your shares in street name and you do not instruct your broker or other nominee how to vote on Proposals 1, 2 and 4 as described in this proxy statement, no vote will be cast on your behalf for Proposals 1, 2 and 4. Your broker or other nominee will, however, have discretion to vote on any uninstructed shares on the ratification of KPMG Huazhen LLP as our independent auditor for Proposal 3.

Who pays for this proxy solicitation?

We will pay for expenses incurred in proxy solicitation, estimated to be US$15,000. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, by fax, by email or in person. None of these employees will receive any extra compensation for contacting you. We may reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses in forwarding these proxy materials to stockholders.

Why are we seeking stockholder approval for these proposals?

Proposal No. 1: The Nevada Revised Statutes and The Nasdaq Stock Exchange require corporations to hold elections for directors each year.

Proposal No. 2: The Company offers its stockholders the opportunity to vote to approve, on a nonbinding, advisory basis, the 2018 compensation of the named executive officers.

Proposal No. 3: The Company has appointed KPMG Huazhen LLP to serve as the Company's independent auditors for the fiscal year 2019. The Company elects to have its stockholders ratify such appointment.

Proposal No. 4: Pursuant to Nasdaq Rule 5635(c), shareholder approval is required prior to the issuance of securities when a stock option is to be established or other equity compensation arrangement is made, pursuant to which stock may be acquired by officers, directors, employees, or consultants. The Board has adopted the 2020 Stock Option/Stock Issuance Plan on January 10 2020, and seeks shareholder approval pursuant to Nasdaq Rule 5635 (c).

What rights of appraisal or similar rights of dissenters do I have with respect to any matter to be acted upon at the meeting?

No action is proposed herein for which the laws of the State of Nevada or our bylaws provide a right to our stockholders to dissent and obtain appraisal of, or payment for, such stockholders' Capital Stock.

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OUTSTANDING SHARES AND VOTING RIGHTS

Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof, are stockholders of record at the close of business on the Record Date. Persons who are not stockholders of record on the Record Date will not be allowed to vote at the Annual Meeting. At the close of business on the Record Date there were 66,948,841 shares of Common Stock and 1,000,000 shares of Series B Preferred Stock issued and outstanding. We have issued no other voting securities as of the Record Date. Each share of Common Stock is entitled to one (1) vote on each matter to be voted upon at the Annual Meeting. The holder of the Series B Preferred Stock is entitled to an aggregate of 44,632,561 votes, representing 40% of the combined voting power of the entire Company’s shares. Holders of Common Stock and Series B Preferred Stock are not entitled to cumulate their votes for the election of directors.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Only one copy of this proxy statement will be delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. Upon written or oral request, we will deliver a separate copy of this proxy statement to a stockholder at a shared address to which a single copy of the annual report and proxy statement was delivered. If you wish to receive a separate copy of this proxy statement, please notify us by calling or sending a letter to the Secretary of the Company, c/o China XD Plastics Company Limited, at our offices located at 13620 38th Avenue, Suite 3A-1, Room 105, Flushing, New York 11354. Our telephone number is 212-747-1118. Stockholders who share an address and receive multiple copies of this proxy statement can notify us in writing or orally at the above provided address and telephone number and request that we deliver a single copy of these materials.

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SECURITY OWNERSHIP OF MANAGEMENT
AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding beneficial ownership of the Company's stock as of January 10, 2020 by (i) each person known to us to beneficially own more than five percent (5%) of any class of our voting securities, (ii) each of our directors, each of our nominees for director and each of our named executive officers; and (iii) all executive officers, directors and nominees for director as a group. Except as otherwise noted below, the persons identified have sole voting and investment powers with respect to their shares. Unless otherwise indicated, the address for all of the executive officers, directors, nominees for director and stockholders named below is c/o China XD Plastics Company Limited, No. 9 Dalian North Road, Haping Road Centralized Industrial Park, Harbin Development Zone, Heilongjiang Province, P. R. China.

Title of Class	Name and Address	Amount and Nature of Beneficial Ownership (1)		Percent of Class
Series B Preferred Stock	Jie Han (address: c/o China XD Plastics Company Limited, 13620 38th Avenue, Suite 3A-1, Room 105, Flushing, New York, 11354)	1,000,000	(3)	100.0%
Common Stock	Jie Han	33,065,054	(3)	50.1	%(2)
Common Stock	Linyuan Zhai (address: c/o China XD Plastics Company Limited, 13620 38th Avenue, Suite 3A-1, Room 105, Flushing, New York, 11354)	10,879		*
Common Stock	XD Engineering Plastics Company Limited	5,960,788		8.9%
Series B Preferred Stock	XD Engineering Plastics Company Limited	1,000,000	(3)	100%
Common Stock	MSPEA Modified Plastics Holding Limited (address: c/o Walkers Corporate Services Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9005, Cayman Islands)	16,000,000		23.9%
Total Ownership of Common Stock by All Directors and Executive Officers as a Group		33,086,373		49.4%
Total Ownership of share capital by All Directors and Executive Officers as a Group		34,086,373		50.1	%(2)

*       Less than 1%

(1)	The amount of beneficial ownership includes the number of shares of Common Stock and/or Series B Preferred Stock, plus, in the case of each of the executive officer and directors and all officers and directors as a group, all shares issuable upon the exercise of the options held by them, which were exercisable as of January 10, 2020 or within 60 days thereafter. Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and the rules promulgated by the SEC, every person who has or shares the power to vote or to dispose of shares of common stock are deemed to be the "beneficial owner" of all the shares of common stock over which any such sole or shared power exists.
(2)	Based upon 66,948,841 shares of Common Stock outstanding and 1,000,000 shares of Series B Preferred Stock outstanding as of January 10, 2020.
(3)	Mr. Han Jie beneficially owns 34,065,054 shares of the Company, including a) 27,104,266 shares of Common Stock directly owned by Mr. Han and b) 5,960,788 shares of Common Stock and 1,000,000 shares of Series B Preferred Stock beneficially owned by Mr. Han through his 100% ownership of XD. Engineering Plastics Company Limited, representing 50.1% of the share capital of Company. The 1,000,000 shares of Series B Preferred Stock has a voting power equivalent to 40% of the total voting power of all Common Stock of the Company.

Legal Proceedings

To the best of our knowledge, there are no material proceedings to which any director, officer, affiliate or owner of record or beneficially of more than 5% of any class of voting securities of the Company, or any associates of any such persons, is a party adverse to the Company or any of our subsidiaries and none of such persons has a material interest adverse to the Company or any of its subsidiaries.

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PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors has nominated a total of five (5) persons to stand for election as members of the Board of Directors. If elected at the Annual Meeting, each nominee will hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified or until his or her earlier death, resignation, or disqualification. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

NOMINEES

Set forth below is the name, age, title and date of initial appointment of each nominee for director of the Company followed by a summary of each nominee's background and principal occupations over the past five years.

Name	Age	Title	Date of Initial Appointment
Jie Han	54	Chief Executive Officer and Chairman of the Board of Directors	December 31, 2008
Taylor Zhang	41	Chief Financial Officer and Director	May 14, 2009
Linyuan Zhai (1)(2)(3)	70	Independent Director	May 14, 2009
Huiyi Chen (1)(3)	60	Independent Director	January 2, 2020
Guanbao Huang (1)(2)	57	Independent Director	January 2, 2020

(1)    Serves as a member of the Audit Committee.

(2)    Serves as a member of the Compensation Committee.

(3)    Serves as a member of the Nominating Committee.

Executive officers of the Company are appointed at the discretion of the Board of Directors with no fixed term. There are no family relationships between or among any of the executive officers or directors of the Company.

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INFORMATION ABOUT THE NOMINEES AND QUALIFICATIONS

Jie Han. Mr. Han co-founded Harbin Xinda Macromolecule Material Co., Ltd. ("Harbin Xinda"), the Company's wholly owned subsidiary, has been employed by Harbin Xinda since 2004. In January 2008, Mr. Han was appointed Chairman and Chief Executive Officer of Harbin Xinda. Prior to organizing Xinda High-Tech Co., Ltd ("Xinda High-Tech"), which was founded in 2003, Mr. Han had been associated with the Harbin Xinda Nylon Factory, which he founded in 1985. With 31 years of experiences in the industry, Mr. Han is an expert in the management and financial aspects of the manufacture and distribution of modified plastic products. Mr. Han contributes to our Board of Directors strong leadership and vision for the development of our Company. Based on the above-described expertise, background and experience, we believe that Mr. Han is qualified to serve as a member of our Board.

Mr. Han currently serves as an executive director of China Plastic Processing Industry Association and is also a director of the Heilongjiang Industry and Commerce Association. In addition, Mr. Han serves as a deputy to the Harbin Municipal People's Congress. Mr. Han received a business management degree from the Heilongjiang Provincial Party School.

Taylor Zhang. Mr. Zhang has over 15 years of experience in finance and operation in a broad range of industries. Mr. Zhang has been employed as a Chief Financial Officer of the Company since May 2009. From May 2008 to March 2009, Mr. Zhang served as Chief Financial Officer of Advanced Battery Technologies, Inc. From 2007 to 2008, he served as the Executive Vice President of Finance of China Natural Gas, Inc. From 2005 to 2007, Mr. Zhang worked as a research analyst in New York Private Equity. From 2000 to 2002, he was employed as Finance Manager by Datong Thermal Power Limited. Mr. Zhang contributes to our Board of Directors with extensive experience in finance and operations. He holds an MBA from University of Florida and a Bachelor's Degree in mechanical and electronic engineering from Beijing Technology and Business University. Based on the above-described expertise, background and experience, we believe that Mr. Zhang is qualified to serve as a member of our Board.

Linyuan Zhai. Mr. Zhai worked for China FAW Group Corporation for 37 years and has contributed to our Board of Directors with extensive experience in terms of technology, production, and business management. He is one of the pioneers and outstanding contributors of FAW Group's success. Since 2000, Mr. Zhai has served as general manager of FAW Sihuan Products Co., Ltd., an automobile manufacturing company. From August 1998 to December 2000, Mr. Zhai was the manufacturing section chief at FAW Sihuan Head Office. From August 1992 to August 1998, Mr. Zhai was the factory manager at FAW Sihuan Auto Warm Air Blower Factory. In 2000, as deputy general manager, Mr. Zhai successfully led the initial public offering of Four Ring Company, a subsidiary of FAW Group, a leader in the vehicle manufacturing industry based in China. Mr. Zhai received his business management degree from Changchun University. Based on the above-described expertise, background and experience, we believe that Mr. Zhai is qualified to serve as a member of our Board.

Huiyi Chen. Mr. Chen has extensive experience in financial management in the banking industry. He has held supervisory and management positions in the Industrial and Commercial Bank of China Limited, the People’s Bank of China, and the Bank of Communication, respectively. From 2000 to 2016, Mr. Chen served as a credit officer and vice president of the Heilongjiang Branch of the Bank of Communication. He was the president of the Harbin Branch of the Bank of Communication from 1999 to 2000. From 1986 to 1999, Mr. Chen worked in the People’s Bank of China and served as the deputy director for the Heilongjiang Branch and the Shenyang Branch, the vice president for the Qiqihar Center Branch, and the vice president and the president of the Fuyu County Branch. From 1984 to 1986, Mr. Chen served as the vice president for the Industrial and Commercial Bank of China’s Fuyu County Branch. Mr. Chen graduated from Heilongjiang Banking Professional School in 1983. Based on the above-described expertise, background and experience, we believe that Mr. Chen is qualified to serve as a member of our Board.

Guanbao Huang. Mr. Huang has been engaged in the teaching and research of polymer materials for more than twenty years. His research areas include polyester synthesis and modification, resin-based fiber reinforced materials, and cellulose processing. Mr. Huang has published more than 50 academic papers and co-authored or translated three books, and has been the associate professor of Beijing Institute of Fashion Technology since 1994. Mr. Huang’s project on “High Viscosity Polyester Chip” won the third prize of National Science and Technology Progress Award in 1993, and his project on “Disperse Dyes Atmospheric Pressure Dyeable Copolyether Ester (EDDP-1) and Fiber” won the second prize of Beijing Municipal Science and Technology Progress in 1999. In 1997, Mr. Huang received the first prize of the first Hong Kong Sang Ma Foundation Science and Technology Award. He currently served as the deputy chairman of Beijing Chaoyang District Committee, China Democratic National Construction Association, and the director for Liyang Huajing Polyester Green Catalyst Co., Ltd. and the director of Shaanxi Zhongxin Biodegradable Materials Co., Ltd. Based on the above-described expertise, background and experience, we believe that Mr. Huang is qualified to serve as a member of our Board.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as described below, there have been no other transactions since January 1, 2018, or any currently proposed transaction, or series of similar transactions, to which the Company was or is to be a party, in which the amount involved exceeds US$120,000 and in which any current or former director of officer of the Company, any 5% or greater shareholder of the Company or any member of the immediate family of any such persons had, or will have, a direct or indirect material interest.

On July 14, 2018, Xinda Holding (HK) entered into a subscription intent agreement with Changmu Investment (Beijing) Company Limited (“Changmu”), a company wholly controlled by Mr. Tiexin Han, the son of Mr. Jie Han, the Chief Executive Officer and Chairman of the Company. Pursuant to the terms of the agreement, HLJ Xinda Group received USD75.6 million (RMB500 million) from Changmu on June 29, 2018 as deposits in order to subscribe newly authorized registered capital of HLJ Xinda Group subject to further negotiations. Due to the inability to reach agreement on the terms, both parties agreed not to proceed with any definitive agreement. Therefore, HLJ Xinda Group refunded the investment received in advance from Changmu in September 2018.

In August 2018, the Company also received US$1.5 million (equivalent to RMB10.0 million) each from three senior managements ( Messers Junjie Ma, Yuchong Jia, Guangjun Jiao) of Sichuan Xinda Enterprise Group Company Limited (“Sichuan Xinda”) as interest-free advances to Sichuan Xinda.

On December 18, 2018, the Company entered into an agreement with Mr. Xiaohui Gao, General Manager of Heilongjiang Xinda Enterprise Group Shanghai New Materials Sales Company Limited (“Shanghai Sales”), to transfer the wholly owned equity from HLJ Xinda Group to Mr. Gao for a total consideration of RMB50.0 million (equivalent to US$7.3 million). On December 19, 2018 the legal transfer was completed and the Company received the full consideration of US$7.3 million on April 11, 2019.

On December 26, 2018, Heilongjiang Xinda Enterprise Group Shanghai New Materials Sales Company Limited (“Shanghai Sales”) set up Heilongjiang Xinda Macromolecule Composite Materials Company Limited. On April 22, 2019, Shanghai Sales transferred 97.5% equity interest in Macromolecule Composite Materials to Harbin Shengtong Engineering Plastics Co. Ltd. ("Harbin Shengtong"). Mr. Xigang Chen, who was the general manager of Sichuan Xinda, is the general manager and also the principal shareholder of Harbin Shengtong. Since Mr. Xigang Chen resigned from Sichuan Xinda on August 5, 2019, Macromolecule Composite Materials was no longer a related party of the Company. During the period from April 22, 2019 through August 5, 2019, the Company sold products to Macromolecule Composite Materials in US$1.0 million. During the period from April 22, 2019 through August 5, 2019, the Company received RMB434.4 million (equivalent to US$63.5 million) of interest-free advances from Macromolecule Composite Materials and repaid RMB431.6 million (equivalent to US$63.0 million).

During the year December 31, 2018, the Company also received RMB68.0 million (equivalent to US$9.9 million) from Mr. Jie Han, the Chairman of the Company, RMB21.8 million (equivalent to US$3.2 million) from Ms. Limei Sun, the wife of Mr. Jie Han, RMB5.0 million (equivalent to US$0.7 million) from Mr. Tiexin Han,  and  RMB1.2 million (equivalent to US$0.2 million) from a senior management (Mr. Rujun Dai)  of HLJ Xinda Group as interest-free advances to HLJ Xinda Group.

In April 2019, the Company repaid the RMB30.0 million (equivalent to US$4.4 million) to the senior management employees in Sichuan Xinda. During the nine-month period ended September 30, 2019, the Company received another RMB1.9 million (equivalent to US$0.3 million) from Mr. Rujun Dai and repaid RMB2.0 million (equivalent to US$0.3 million) to Mr. Rujun Dai. As of September 30, 2019, the amounts due to Mr. Rujun Dai was RMB1.1 million (equivalent to US$0.1 million).

During the nine-month period ended September 30, 2019, the Company received another RMB20.0 million (equivalent to US$2.9 million) from Mr. Jie Han as interest-free advances and repaid RMB0.8 million (equivalent to US$0.1 million). As of September 30, 2019, the amounts due to Mr. Jie Han was RMB87.2 million (equivalent to US$12.3 million).

During the nine-month period ended September 30, 2019, the Company received another RMB60.0 million (equivalent to US$8.8 million) from Mr. Tiexin Han, the son of Mr. Jie Han, as interest-free advances. As of September 30, 2019, the amounts due to Mr. Tiexin Han was RMB65.0 million (equivalent to US$9.2 million).

During the nine-month period ended September 30, 2019, the Company received RMB31.0 million (equivalent to US$4.5 million) from Qingwei Ma, the Chief Operating Officer of the Company, as interest-free advances to the Company, and repaid RMB5.0 million (equivalent to US$0.7 million). As of September 30, 2019, the amounts due to Mr. Qingwei Ma was RMB26.0 million (equivalent to US$3.7 million).

On December 11, 2019, XD. Engineering Plastics Company Limited and the Company entered into a Stock Purchase Agreement with each of certain employees and directors of the Company. Pursuant to the Sock Purchase Agreement, XD. Engineering Plastics Company Limited purchased an aggregate of 554,923 shares of the Common Stock of the Company from certain employees and directors, at the purchase price of US$2.049 for an aggregate consideration of approximately US$1.1 million.

8

The related party transactions are summarized as follows:

	Three-Month Period Ended September 30,		Nine-Month Period Ended September 30,
	2019	2018	2019	2018
	US$	US$	US$	US$
Transactions with related parties:

Revenues resulting from transactions with a related party:
Sales to Macromolecule Composite Materials (v)	734,895	—	1,040,485	—

Financing transactions with related parties:
Investment received in advance from Changmu (i)	—	—	—	75,567,512
Refund of investment received in advance to Changmu (i)	—	(75,567,512)	—	(75,567,512)
Proceeds of interest-free advances from Changmu (i)	—	3,779,509	—	3,779,509
Interest-free advances from Mr. Jie Han (ii)	—	1,162,926	2,920,049	1,162,926
Repayment of interest-free advances from Mr. Jie Han (ii)	(116,802)	—	(116,802)	—
Interest-free advances from Mr. Jie Han’s son(ii)	8,760,147	726,830	8,760,147	726,830
Interest-free advances from senior management employee in HLJ Xinda Group and Sichuan Xinda (iii)	—	8,587,164	275,234	8,587,164
Repayment of interest-free advances from senior management employees in HLJ Xinda Group and Sichuan Xinda (iii)	(292,005)	—	(4,679,484)	—
Interest-free advances from Mr. Qingwei Ma (iv)	4,526,076	—	4,526,076	—
Repayment of interest-free advances from Mr. Qingwei Ma (iv)	(730,012)	—	(730,012)	—
Interest-free advances from Macromolecule Composite Materials (v)	—	—	63,488,212	—
Repayment of interest-free advances from Macromolecule Composite Materials (v)	(2,935,570)	—	(63,017,445)	—
Total financing transactions with related parties	9,211,834	(61,311,083)	11,425,975	14,256,429

The related party balances are summarized as follows:

	September 30, 2019	December 31, 2018
	US$	US$
Amounts due to related parties:
Mr. Jie Han	12,328,748	9,907,915
Mr. Jie Han’s wife	3,101,479	3,180,965
Mr. Jie Han’s son	9,190,007	728,523
Senior management employees in HLJ Xinda Group and Sichuan Xinda	148,530	4,548,335
Mr. Qingwei Ma	3,676,003	—
Total amounts due to related parties	28,444,767	18,365,738

The Company has adopted a policy whereby the Audit Committee or another independent body of the Board of Directors first reviews and approves or takes such other action as it may deem appropriate with respect to transactions involving the Company and its subsidiaries, and in which any director, executive officer, greater than 5% stockholder of the Company or any other "related person" (as defined in Item 404 of Regulation S-K adopted by the SEC) has or will have a direct or indirect material interest. This approval requirement covers any transaction that meets the related party disclosure requirements of the SEC as set forth in Item 404, which currently apply to transactions (or any series of similar transactions) in which the amount involved exceeds US$120,000.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the executive officers and directors of the Company and every person who is directly or indirectly the beneficial owner of more than 10% of any class of security of the Company to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such persons also are required to furnish our company with copies of all Section 16(a) forms they file. Based solely on our review of copies of such forms received by us, we believe that during the fiscal year 2018, all of the executive officers and directors of the Company and every person who is directly or indirectly the beneficial owner of more than 10% of any class of security of the Company complied with the filing requirements of Section 16(a) of the Exchange Act.

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INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

None of our directors and officers has been involved in any of the legal proceedings specified in Item 401(f) of Regulation S-K in the past 10 years.

BOARD OPERATIONS

Board Leadership Structure

The Board of Directors believes that Jie Han's service as both Chairman of the Board of Directors and Chief Executive Officer is in the best interest of the Company and its stockholders. Mr. Han possesses detailed and in-depth knowledge of the issues, opportunities, and challenges facing the Company, and is thus best positioned to develop agendas that ensure that the time and attention of our Board of Directors are focused on the most critical matters. His combined role enables decisive leadership, ensures clear accountability, and enhances the Company's ability to communicate its message and strategy clearly and consistently to the Company's stockholders, employees and customers.

Each of the directors, other than Jie Han and Taylor Zhang, is independent (see "Director Independence" below), and the Board of Directors believes that the independent directors provide effective oversight of management. The Board of Directors has not designated a lead director. Our independent directors call and plan their executive sessions collaboratively and, between Board of Directors meetings, communicate with management and one another directly. In the circumstances, the directors believe that formalizing in a lead director functions in which they all participate might detract from rather than enhance performance of their responsibilities as directors.

Director Qualifications

We seek directors with established strong professional reputations and experience in areas relevant to the strategy and operations of our businesses. We also seek directors who possess the qualities of integrity and candor, who have strong analytical skills and who are willing to engage management and each other in a constructive and collaborative fashion, in addition to the ability and commitment to devote significant time and energy to service on the Board of Directors and its committees. We believe that all of our directors meet the foregoing qualifications.

The Nominating Committee and the Board of Directors believe that the leadership skills and other experiences of its Board of Directors members, as described above under "INFORMATION ABOUT THE NOMINEES AND QUALIFICATIONS," provide the Company with a range of perspectives and judgment necessary to guide our strategies and monitor their execution.

Board of Directors Practices

Our business and affairs are managed under the direction of our Board of Directors. The primary responsibilities of our Board of Directors are to provide oversight, strategic guidance, counseling and direction to our management. It is our expectation that the Board of Directors will meet regularly on a quarterly basis and will hold additional meetings as required. We encourage our directors to attend annual meetings of stockholders and believe that attendance at annual meetings is just as important as attendance at meetings of the Board. Nine directors attended the 2018 Annual Meeting of the Stockholders of the Company.

Board of Directors' Role in Risk Oversight

The Board of Directors as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant Board of Directors committees. These committees then provide reports to the full Board of Directors. The oversight responsibility of the Board of Directors and its committees is enabled by management reporting processes that are designed to provide information to the Board of Directors about the identification, assessment, and management of critical risks. These areas of focus include strategic, operational, financial and reporting, succession and compensation, compliance, and other risks. The Board of Directors and its committees oversee risks associated with their respective areas of responsibility, as summarized below.

MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors held two meetings in 2018. No director attended fewer than 75% of the meetings of the Board of Directors. No director attended fewer than 75% of any meetings of a committee of which the director was a member for the fiscal year ended December 31, 2018.

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DIRECTOR INDEPENDENCE

A majority of the directors serving on our Board of Directors must be independent directors under Rule 5605(b)(1) of the Marketplace Rules of the NASDAQ Stock Market ("NASDAQ"). The Board of Directors has a responsibility to make an affirmative determination whether a director has a material relationship with the listed company through the application of Rule 5605(a)(2) of the Marketplace Rules of NASDAQ, which provides the definition of an independent director.

The Board of Directors has determined that each of the director nominees standing for election, except Jie Han and Taylor Zhang, has no relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is an "independent director" as defined in the Marketplace Rules of NASDAQ. In determining the independence of our directors, the Board of Directors has adopted independence standards that follow the criteria specified by applicable laws and regulations of the SEC and the Marketplace Rules of NASDAQ. In determining the independence of our directors, the Board of Directors considered all transactions in which the Company and any director had any interest, including those discussed under "Certain Relationships and Related Transactions" above.

Based on the application of the independence standards and the examination of all of the relevant facts and circumstances, the Board of Directors has determined that none of Lingyuan Zhai, Huiyi Chen, and Guanbao Huang had any material relationship with the Company and, thus, are independent under Rule 5605(a)(2) of the Marketplace Rules of NASDAQ. In accordance with the Marketplace Rules of NASDAQ, a majority of our Board of Directors is independent.

BOARD COMMITTEES

The Board of Directors has a Compensation Committee, a Nominating Committee and an Audit Committee.

COMPENSATION COMMITTEE

The Compensation Committee Member

Feng Li, Chairman ( until January 1, 2020)

Guanbao Huang, Chairman (from January 2, 2020)

Homer Sun (until September 30, 2019)

Linyuan Zhai

The Compensation Committee was established on May 26, 2009. The members of the Compensation Committee during 2018 were Homer Sun, Feng Li and Linyuan Zhai.

Each of these members is considered "independent" under the current independence standards of NASDAQ Marketplace Rule 5605(a)(2) and meets the criteria for independence set forth in Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, as determined by the Board of Directors. In addition, no member of our Compensation Committee has served as one of our officers or employees at any time. None of our executive officers serves as a member of the Compensation Committee of any other company that has an executive officer serving as a member of the Board. None of our executive officers serves as a member of the board of directors of any other company that has an executive officer serving as a member of our Compensation Committee. The Compensation Committee operates under a written charter. The Compensation Committee Charter can be found on our website at www.chinaxd.net and can be made available in print free of charge to any stockholder who requests it.

The Compensation Committee discharges the Board of Directors' responsibilities relating to compensation of the Company's executive officers and administers our 2009 Stock Option/ Stock Issuance Plan, supplemented by "Stock Award Grant Supplemental Provisions" in July 2013 (collectively, the "Plan"). The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of all of the Company's officers and reviews general policy matters relating to compensation and benefits of the Company's employees. The Committee has overall responsibility for approving and evaluating the executive officer compensation plans, policies and programs of the Company. The Compensation Committee held one meeting during the fiscal year ended December 31, 2018. On June 30, 2018, the Company's Board of Directors approved the grant of stock options to purchase 500,000 shares of the Company's common stock to a consultant at an exercise price of US$0.24. During the year ended December 31, 2018, the performance condition was met and the options of 500,000 shares were vested. On January 10 2020, the Board adopted the 2020 Stock Option/Stock Issuance Plan.

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Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during the fiscal year ended December 31, 2018 are listed above. The Compensation Committee is composed solely of independent, non-employee directors. None of the members of the Compensation Committee have any relationships requiring disclosure by the Registrant under Item 404 of SEC Regulation S-K. None of the Registrant’s executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, an executive officer of which served as a director of the registrant or member of the Compensation Committee during the previous fiscal year.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this filing on Form 10-K with management. Based on the Compensation Committee's review of and the discussions with management with respect to the Compensation Discussion and Analysis, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the SEC.

Respectfully submitted,

Compensation Committee:

Feng Li, Chairman

Linyuan Zhai

Homer Sun

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NOMINATING COMMITTEE

The Nominating Committee

Linyuan Zhai, Chairman

Joseph Chow (from November 16, 2017 to March 6, 2019)

Feng Li (Until January 1, 2020)

Xin Li (from March 6, 2019 to January 1, 2020)

Huiyi Chen (since January 2, 2020)

The Nominating Committee was established on May 26, 2009. The purpose of the Nominating Committee is to assist the Board of Directors in identifying qualified individuals to become members of the Board of Directors, in making recommendations to the Board of Directors as to the independence of each director, in monitoring significant developments in the law and practice of corporate governance and of the duties and responsibilities of directors of public companies, and in leading the Board of Directors in any annual performance self-evaluation, including establishing criteria to be used in connection with such evaluation. The Nominating Committee held one meeting during 2018.

The members of the Nominating Committee during 2018 were Linyuan Zhai, Joseph Chow and Feng Li. Mr. Zhai served as the Chairman of the Nominating Committee. Each of the above-listed Nominating Committee members is considered "independent" under the current independence standards of NASDAQ Marketplace Rule 5605(a)(2) and meets the criteria for independence set forth in Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, as determined by the Board of Directors.

The Nominating Committee operates under a written charter. The Nominating Committee Charter can be found on our website at www.chinaxd.net and can be made available in print free of charge to any shareholder who requests it.

There have been no other changes to the procedures by which the stockholders of the Company may recommend nominees to the Board of Directors since the filing of the Company's Definitive Proxy Statement on November 19, 2009 for its Annual Meeting of Stockholders, which was held on December 1, 2009. The Nominating Committee will consider director candidates recommended by any reasonable source, including current Board of Directors members, stockholders, professional search firms or other persons. The directors will not evaluate candidates differently based on who has made the recommendation. The Board of Directors does not have a formal policy on Board of Directors candidate qualifications. The Board of Directors may consider those factors it deems appropriate in evaluating director nominees made either by the Board of Directors or stockholders, including judgment, skill, strength of character, experience with businesses and organizations comparable in size or scope to the Company, experience and skill relative to other Board of Directors members, and specialized knowledge or experience in business or financial matters as would make such nominee an asset to the Board of Directors and may, under certain circumstances, be required to be "independent," as such term is defined in the NASDAQ Marketplace Rules and applicable SEC regulations. Depending upon the current needs of the Board of Directors, certain factors may be weighed more or less heavily. In considering candidates for the Board of Directors, the directors evaluate the entirety of each candidate's credentials and do not have any specific minimum qualifications that must be met.

Security holders wishing to submit the name of a person as a potential nominee to the Board of Directors must send the name, address, and a brief (no more than 500 words) biographical description of such potential nominee to the Nominating Committee at the following address: Nominating Committee of the Board of Directors, c/o China XD Plastics Company Limited, 13620 38th Avenue, Suite 3A-1, Room 105, Flushing, New York 11354. Potential director nominees will be evaluated by personal interview, such interview to be conducted by one or more members of the Nominating Committee, and/or any other method the Nominating Committee deems appropriate, which may, but need not include a questionnaire. The Nominating Committee may solicit or receive information concerning potential nominees from any source it deems appropriate. The Nominating Committee need not engage in an evaluation process unless (i) there is a vacancy on the Board of Directors, (ii) a director is not standing for re-election, or (iii) the Nominating Committee does not intend to recommend the nomination of a sitting director for re-election. A potential director nominee recommended by a security holder will not be evaluated any differently than any other potential nominee. Although it has not done so in the past, the Nominating Committee may retain search firms to assist in identifying suitable director candidates.

On March 6, 2019, Joseph Chow resigned as a director of the Company. The Nominating Committee met and, after discussion, recommended Xin Li to fill the vacancy on the Board of Directors. As a result of the Mandatory Conversion (by reason of the terms of the Series D Preferred Stock) on September 26, 2019, the term of office of MPSEA’s two designees on the Board, Homer Sun and Ryan Law, was automatically terminated. On January 1, 2020, Xin Li, Feng Li, and Qingwei Ma resigned as directors of the Company. The Nominating Committee recommended Huiyi Chen and Guanbao Huang to fill the vacancies, and the Board appointed Huiyi Chen and Guanbao Huang as directors of the Company on January 2, 2020.

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AUDIT COMMITTEE

The Audit Committee Member

Joseph Chow, Chairman (from November 16, 2017 to March 6, 2019)

Xin Li, Chairman (from March 6, 2019 to January 1, 2020)

Feng Li (until January 1, 2020)

Huiyi Chen, Chairman (from January 2, 2020)

Linyuan Zhai

Guanbao Huang, (from January 2, 2020)

The Audit Committee was established on May 26, 2009. The Audit Committee operates under a written charter. The Audit Committee Charter can be found on our website at www.chinaxd.net and can be made available in print free of charge to any shareholder who requests it.

The Audit Committee Charter states that the responsibilities of the Audit Committee shall include, among other things:

•	reviewing the Audit Committee Charter, annual report to stockholders and reports submitted to the SEC;
•	appointing the Company's independent auditors, confirming and reviewing their independence, and approving their fees;
•	reviewing the independent auditors' performance;
•	discussing with the independent auditor and management the independent auditor's judgment about the quality, not just the acceptability, of the Company's accounting principles;
•	following an audit, reviewing significant difficulties encountered during the audit; and
•	reviewing significant disagreements among management and the independent auditors in the preparation of the Company’s financial statements.

In addition, the Audit Committee reviews and approves all transactions with affiliates, related parties, directors and executive officers.

The Audit Committee held five meetings during the fiscal year ended December 31, 2018. The members of the Audit Committee during 2018 were Feng Li, Joseph Chow, and Linyuan Zhai. Mr. Joseph Chow served as the Chairman of the Audit Committee until March 6, 2019. Each of the above-listed Audit Committee members is considered "independent" under the current independence standards of NASDAQ Marketplace Rule 5605(a)(2) and meets the criteria for independence set forth in Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, as determined by the Board of Directors.

Our Board of Directors has determined that we have at least one (1) audit committee financial expert, as defined in the Exchange Act, serving on our Audit Committee. Mr. Joseph Chow was the "audit committee financial expert" and an independent member of our Board of Directors until March 6, 2019, and Mr. Xin Li has been determined by the Board as the “audit committee financial expert” and served as an independent member of our Board of Directors from March 6, 2019 to January 1, 2020. Since January 2, 2020, Mr. Chen has been determined by the Board as the “audit committee financial expert” and is an independent member of our Board.

14

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed our consolidated financial statements for the fiscal year ended December 31, 2018, including significant accounting policies applied by the Company in its consolidated financial statements, as well as alternative treatments with management and the Company's independent registered public accounting firm.  The Committee has discussed with the independent registered public accounting firm all matters required by the standards of the Public Company Accounting Oversight Board (the "PCAOB"), including those described in Auditing Standard No. 16, Communications with Audit Committees.

In addition, the Committee has received the letter from the independent registered public accounting firm required by the applicable PCAOB requirements concerning auditor independence, and the Committee has discussed with the independent registered public accounting firm their independence from the Company and its management. The Committee has also considered whether the independent registered public accounting firm's provision of non-audit services to the Company could affect the accountant's independence. The Committee has concluded that the independent registered public accounting firm is independent from the Company and its management. The Committee has discussed with the Company's independent registered public accounting firm the overall scope and plans for its audit.

Based on the Audit Committee's review of the matters noted above and its discussions with our independent registered public accounting firm and our management, the Audit Committee recommended to the Board of Directors that the financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

Respectfully submitted by:

Joseph Chow, chairman,

from November 16, 2017 to March 6, 2019

Xin Li, chairman, from March 6, 2019 to January 1, 2020

Feng Li

Linyuan Zhai

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EXECUTIVE SESSIONS

Under NASDAQ Marketplace Rule 5605(b)(2), our independent directors are required to hold regular executive sessions. The chairperson of the executive session will rotate at each session so that each non-management director shall have an opportunity to serve as chairperson. Interested parties may communicate directly with the presiding director of the executive session or with the non-management directors as a group, by directing such written communication to Linyun Zhai at c/o China XD Plastics Company Limited, 13620 38th Avenue, Suite 3A-1, Room 105, Flushing, New York, 11354.

EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

Name	Age	Title	Date of Initial Appointment
Jie Han	54	Chief Executive Officer and Chairman of the Board of Directors	December 31, 2008
Taylor Zhang	41	Chief Financial Officer and Director	May 14, 2009
Qingwei Ma	45	Chief Operating Officer	December 31, 2008
Junjie Ma	44	Chief Technology Officer	May 26, 2009

PROCESS FOR SENDING COMMUNICATIONS TO THE BOARD OF DIRECTORS

The Board of Directors maintains a process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the Board of Directors or any individual director may send an email through our website at www.chinaxd.net or mail a communication addressed to the Secretary of the Company, c/o China XD Plastics Company Limited, 13620 38th Avenue, Suite 3A-1, Room 105, Flushing, New York, 11354. Any such communication must state the number and type of shares of Capital Stock beneficially owned by the stockholder making the communication. All of such communications will be forwarded to the full Board of Directors or to any individual director or directors to whom communication is directed unless the communication is clearly of a marketing nature or is inappropriate, in which case we have the authority to discard the communication or take appropriate legal action regarding the communication.

CODE OF BUSINESS CONDUCT

We adopted a code of business conduct that applies to our directors, officers and employees. A written copy of the code can be found on our website at www.chinaxd.net and can be made available in print to any shareholder upon request at no charge by writing to our Secretary, c/o China XD Plastics Company Limited, 13620 38th Avenue, Suite 3A-1, Room 105, Flushing, New York, 11354. Our code of business conduct is intended to be a codification of the business and ethical principles which guide us, and to deter wrongdoing, to promote honest and ethical conduct, to avoid conflicts of interest, and to foster full, fair, accurate, timely and understandable disclosures, compliance with applicable governmental laws, rules and regulations, the prompt internal reporting of violations and accountability for adherence to the code.

COMPENSATION DISCUSSION AND ANALYSIS

The following is a discussion and analysis of our named executive officer compensation program for the year ended December 31, 2018 detailing what we pay to our named executive officers and how our compensation objectives and policies help achieve our business objectives.

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Overview of Compensation Program

Our Compensation Committee has responsibility for establishing, implementing and monitoring adherence to our compensation philosophy and objectives. Our Compensation Committee is responsible for ensuring that the total compensation paid to our executive officers is fair, reasonable and competitive. Our compensation decisions with respect to executive officer salaries, annual incentives and long-term incentive opportunities are influenced by (a) the officer's level of responsibility and function; (b) our overall financial performance and, in some cases, the officer's business unit; and (c) our assessment of the competitive marketplace, including other peer companies.

Compensation Philosophy and Objectives

All of our compensation programs, including our executive compensation programs, are designed to attract and retain key employees in the highly competitive modified plastic marketplace in China. Our executive compensation programs are also designed to motivate our executives to achieve and reward them for superior performance in attaining corporate and individual objectives that create stockholder value. Different programs, including both cash and stock-based compensation, are geared towards short-term and long-term performance, respectively, with the goal of aligning employee interests with stockholder interests and increasing stockholder value over the long term. Executive compensation programs impact all employees by setting general levels of compensation and creating an environment of goals, reward and expectations. Finally, we endeavor to ensure that our compensation programs are viewed as fundamentally fair to our stockholders.

During the year ended December 31, 2018, the compensation packages for our executives mainly included cash compensation, No bonuses or stock-based compensation were granted as performances were short of annual goal of revenues and net income due to the weakening economic environment and industry declining trend.

Compensation Programs and Process

Elements of Compensation

Elements of compensation for our named executive officers include base salary, non-equity incentive compensation, equity incentive awards, pension plan, health, disability and life insurance and certain other perquisites. We use salary as the base amount necessary to match our competitors for executive talent. We utilize cash incentive payments to reward performance achievements over the course of a one-year horizon and we use equity incentive awards to reward long-term performance, with excellent corporate performance and extended tenure producing potentially significant value for our named executive officers. We believe that this combination of programs provides an appropriate mix of fixed and variable pay, balances short-term operational performance with long-term stockholder value, and encourages executive recruitment and retention.

During the year ended December 31, 2018, the elements of compensation for our named executive officers included cash salary and a discretionary bonuses.

Compensation Process

Our Compensation Committee is responsible for establishing, implementing and monitoring the compensation of our named executive officers. When making compensation decisions, our Compensation Committee analyzes the dollar amount of each component of the executive officer's compensation, including current cash compensation (base salary and non-equity plan incentive compensation), long-term equity incentive program compensation, and any other compensation.

Except as set forth below, our Compensation Committee has not adopted any formal or informal policies or guidelines for allocating compensation between long-term and currently paid out compensation, or between cash and non-cash compensation. However, our philosophy is to pay our executive officers competitive levels of compensation that best reflect their individual responsibilities and contributions to us.

We choose to pay each element of compensation in order to attract and retain necessary talent, reward annual performance (on an individual, business unit and enterprise-wide basis) and provide incentives for achieving long-term strategic goals as well as short-term objectives. The amount of each element of compensation is determined by our Compensation Committee in consultation with our CEO with respect to the other named executive officers, and, with respect to the CEO, by our Compensation Committee. Compensation decisions for all named executive officers take into account the following factors:

•       Performance against corporate and individual objectives for the previous year;

•       Value of skills and capabilities to support our long-term performance;

•       Performance of general management responsibilities; and

•       Contribution as a member of our executive management team.

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Consideration of Say-on-Pay Vote Results.

Shareholders are provided with the opportunity to cast an annual advisory vote on executive compensation. At our 2018 annual meeting of shareholders, shareholders indicated their support for the compensation of our named executive officers, with a majority of the votes cast on the say-on-pay proposal voted for the proposal. No additional changes were made to the executive compensation program for 2017 in consideration of this result. The Compensation Committee will continue to consider the results of say-on-pay votes when making future compensation decisions for the named executive officers.

Compensation Risk Assessment

Management and the Compensation Committee regularly evaluate the risks associated with our compensation programs and will consider changes necessary to prevent incentives to take excessive risk. As a result of our most recent evaluation, we do not believe that our compensation programs created risks that are reasonably likely to have a material adverse effect on the Company. To the contrary, we believe that the programs promote sound business judgment and align employee performance with the realization of the Company's strategic plan and maximization of shareholder value.

The "named executive officers" are the following CEO, CFO and other most highly-compensated executive officers other than CEO and CFO as of the end of fiscal year 2018:

•            Jie Han, CEO;

•            Taylor Zhang, CFO;

•            Qingwei Ma, COO;

•            Junjie Ma, CTO;

Summary Compensation Table

The following table is a summary of the compensation paid to each of our named executive officers for the two years ended December 31, 2017 and 2018:

Name and Principal Position	Year	Salary($)	Bonus ($)	Total ($)
Jie Han,	2018	544,300	—	544,300
CEO	2017	533,025	385,555	918,580

Qingwei Ma,	2018	317,508	—	317,508
COO	2017	355,350	—	355,350

Taylor Zhang	2018	218,400	—	218,400
CFO	2017	201,056	201,056	402,112

Junjie Ma,	2018	108,860	—	108,860
CTO	2017	142,140	—	142,140
			—

GRANTS OF PLAN-BASED AWARDS and OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END OF 2018

The Company granted no plan-based awards to our named executive officers for the year ended December 31, 2018. None of our named executive officers held outstanding equity awards as of December 31, 2018.

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2009 Stock Option / Stock Issuance Plan

On May 26, 2009, we adopted our 2009 Stock Option / Stock Issuance Plan, supplemented by "Stock Award Grant Supplemental Provisions" in July 2013 (the "Plan"), under which 7,800,000 shares of common stock were reserved for issuance. The Plan provides for the grant of the following types of incentive awards: (i) stock options and (ii) stock issuances. Each of these is referred to individually as an "Award." Those who are eligible for Awards under the Plan include employees, directors and independent contractors who provide services to the Company and/or its affiliates. The 2009 Stock Option/Stock Issuance Plan terminated in May 2019 in accordance with its term.

Number of Shares of Common Stock Available Under the Plan

The Board of Directors has reserved 7,800,000 shares of the common stock for issuance under the Plan. As of December 31, 2018, 4,349,376 stock awards and 1,170,500 stock options have been granted under the Plan. Currently, approximately 89 employees and directors are eligible to participate in the Plan.

If the Company declares a dividend or other distribution or engages in a recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Company's Common Stock, the Board of Directors will adjust the number and class of shares that may be delivered under the Plan, the number, class, and price of shares covered by each outstanding Award, and the numerical per-person limits on Awards.

Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (1) the options expire or terminate for any reason prior to exercise in full or (2) the options are cancelled in accordance with the Plan. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at a price per share not greater than the option exercise or direct issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan.

Administration of the Plan

The Board of Directors will administer the Plan. However, any or all administrative functions otherwise exercisable by the Board of Directors may be delegated to a committee of the Board of Directors (the "Committee"). Members of the Committee shall serve for such period of time as the Board of Directors may determine and shall be subject to removal by the Board of Directors at any time. The Board of Directors may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee. Subject to the terms of the Plan, the Board of Directors has the sole discretion to select the employees, independent contractors, and directors who will receive Awards, determine the terms and conditions of Awards, and to interpret the provisions of the Plan and outstanding Awards.

Options

The Board of Directors is able to grant nonqualified stock options and incentive stock options under the Plan. The Board of Directors determines the number of shares subject to each option. Incentive options may only be granted to employees. The aggregate fair market value of the shares of Common Stock for which one or more options granted to any employee under the Plan may for the first time become exercisable as incentive options during one calendar year may not exceed US$100,000.

The Board of Directors determines the exercise price of options granted under the Plan, provided the exercise price (i) of incentive stock options must be at least equal to the fair market value of the Common Stock on the date of grant and (ii) of non-statutory stock options must be at least equal to 85% of the fair market value of the Common Stock on the date of grant. In addition, the exercise price of an incentive stock option granted to any participant who owns more than 10% of the total voting power of all classes of the Company's outstanding stock must be at least 110% of the fair market value of the Common Stock on the grant date.

The term of an option may not exceed ten years, except incentive stock options granted to an employee who is a 10% stockholder may not exceed five years.

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Unless otherwise determined by the Board of Directors, after a termination of service with the Company, a participant will be able to exercise the vested portion of his or her option for (i) 90 days following his or her termination (or within such other period of time as may be specified by the Company, but in any event no later than the date of expiration of the option term) for reasons other than death, disability or misconduct, (ii) one year following his or her termination (or within such other period of time as may be specified by the Company, but in any event no later than the date of expiration of the option term) due to death or disability. Unless otherwise determined by the Board of Directors or Board of Directors, if a participant ceases to be employed by the Company on the account of termination by the Company for defined misconduct, any option held by the participant shall terminate on the date on which the participant ceases to be employed by, or provide service to, the Company, or the date on which such option would otherwise expire, if earlier.

The Administrator shall have the discretion to grant options that are exercisable for unvested shares. Should the optionee's service cease while the shares issued upon the early exercise of the optionee's option are still unvested, the Company shall have the right to repurchase any or all of the unvested shares in accordance with the Plan.

Stock Issuance

The Board of Directors may transfer shares of Company stock to a Plan participant pursuant to a stock issuance, either through the immediate purchase of such shares or as a bonus for services rendered the Company. Stock issuances will vest in accordance with the terms and conditions established by the Board of Directors in its sole discretion. The Board of Directors will determine the number of shares granted pursuant to an Award of stock. Vesting conditions on stock issuances granted to non-officer employees may not be more restrictive than 20% per year vesting, with the initial vesting to occur no later than one year after the shares are issued.

The Board of Directors shall fix the purchase price per share of stock issuance. Shares issued to 10% stockholders must not have a purchase price per share less than 100% of the fair market value per share of Common Stock on the date of issuance. Shares issued to other Plan participants shall not be less than 85% of the fair market value per share of Common Stock on the date of issuance.

The participant shall have full stockholder rights with respect to any shares of Common Stock issued to the participant under the Plan, whether or not the participant's interest in those shares is vested. Accordingly, the participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

Should the participant cease to remain in service while holding one or more unvested shares issued under the Plan or should the performance objectives not be attained with respect to one or more such unvested shares, then the Company has the right to repurchase the unvested shares at the lower of (a) the purchase price paid per share or (b) the fair market value per share on the date participant's service ceased or the performance objective was not attained. The terms upon which such repurchase right shall be exercisable shall be established by the Board of Directors and set forth in the document evidencing such repurchase right.

The Board of Directors may in its discretion waive the surrender and cancellation of one or more unvested shares (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to those shares. Such waiver shall result in the immediate vesting of the participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's service ceases or he or she attains the applicable performance objectives.

Transferability of Awards

Except as described below, Stock Option Awards granted under the Plan are generally not transferable, and all rights with respect to a Stock Option Award granted to a participant generally will be available during a participant's lifetime only to the participant. A participant may not transfer those rights except by will or by the laws of descent and distribution. Participant may transfer non-statutory stock options to family members, or one or more trusts or other entities for the benefit of or owned by family members or to a transferee's former spouse, consistent with applicable securities laws, provided that the participant receives no consideration for the transfer of an option and the transferred option shall continue to be subject to the same terms and conditions as were applicable to the option immediately before the transfer.

The Company has the right of first refusal with respect to any proposed disposition by an optionee or a participant of any shares of Common Stock issued under the Plan. Such right of first refusal shall be exercisable and lapse in accordance with the terms established by the Board of Directors and set forth in the document evidencing such right.

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Change of Control

In the event of a change of control, each outstanding option which is at the time outstanding automatically will become fully vested and exercisable and be released from any restrictions on transfer and repurchase or forfeiture rights, and the restrictions and conditions on all outstanding stock issuances will lapse immediately prior to the specified effective date of such change of control, for all of the shares at the time represented by such option or stock issuance. An outstanding option shall not so fully vest and be exercisable and released from such limitations and a stock issuance will not be released from such restrictions and restrictions on stock issuances if and to the extent: (i) such option or stock issuance is, in connection with the change in control, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option, stock appreciation right or stock issuance with respect to shares of the capital stock of the successor corporation or parent thereof, or (ii) such option or stock issuance is to be replaced with a cash incentive program of the successor corporation or parent thereof which preserves the compensation element of such option or stock issuance existing at the time of the change in control and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or stock issuance. The determination of option or stock issuance comparability under clause (i) above will be made by the Board of Directors.

Effective upon the consummation of the change of control, all outstanding options or stock issuances under the Plan will terminate and cease to remain outstanding, except to the extent assumed by the successor company or its parent.

Amendment and Termination of the Plan

The Board of Directors will have the authority to amend, alter, suspend or terminate the Plan, except that shareholder approval will be required for any amendment to the Plan to the extent required by any applicable laws. No amendment, alteration, suspension or termination of the Plan will impair the rights of any participant, unless mutually agreed otherwise between the participant and the Board of Directors and which agreement must be in writing and signed by the participant and the Company. The Plan will terminate on May 26, 2019, unless the Board of Directors terminates it earlier or it is extended by the Company with the approval of the shareholders.

Although there may be adverse accounting consequences to doing so, options may be granted and shares may be issued under the Plan which are in each instance in excess of the number of shares of Common Stock then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve months after the date the first such excess grants or issuances are made, then (1) any unexercised options granted on the basis of such excess shares shall terminate and (2) the Company shall promptly refund to the optionees and the participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled.

Employment Agreements.

All of our officers have entered into employment agreements with the Company. On December 31, 2011, Jie Han and China XD's subsidiary, HLJ Xinda Group, entered into an employment agreement and an employment memorandum, pursuant to which Mr. Han received a monthly salary of RMB250,000 (approximately US$37,799) from January to December for 2016.  Also, Mr. Han will receive an annual bonus of RMB 3,000,000 (approximately US$453,583), which amount is subject to the Company's achievement of the corresponding year's performance goals.  The calculation of the annual performance-based salary is based on a method set forth in HLJ Xinda Group's compensation management policy. On January 1, 2017, Jie Han and HLJ Xinda Group extended the term of employment for additional five years beginning on January 1, 2017, pursuant to which Mr. Han was entitled to a monthly salary of RMB300,000 (equivalent to US$45,358). The employer and employee may reach consent and terminate Mr. Han's employment with HLJ Xinda Group, and HLJ Xinda Group may have the right to unilaterally terminate Mr. Han's employment prior to the expiration of the employment term under certain circumstances, with a one-month prior notice.

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On December 31, 2011, Taylor Zhang and HLJ Xinda Group entered into an employment agreement and an employment memorandum, pursuant to which Mr. Zhang received a monthly salary of US$18,200 and awards of shares of China XD's common stock and options to purchase shares of China XD's common stock, as determined by the Compensation Committee of the Board of Directors. The term of employment is five years beginning on January 1, 2012, and extended on January 1, 2017 for another 5 years. The employer and employee may reach consent to terminate Mr. Zhang's employment with HLJ Xinda Group at any time and HLJ Xinda Group has the right to unilaterally terminate Mr. Zhang's employment prior to the expiration of the employment term under certain circumstances, with a one-month prior notice.

On December 31, 2011, Qingwei Ma and HLJ Xinda Group entered into an employment agreement and an employment memorandum, pursuant to which Mr. Ma received a monthly salary of RMB168,000 (approximately US$25,401 from January to  December 2016.  Also, Mr. Ma will receive a performance based bonus of RMB2,016,000 (approximately US$304,808), which amounts are subject to the Company's achievement of the corresponding year's performance goals.  The calculation of the annual performance-based salary is based on a method set forth in the HLJ Xinda Group's compensation management policy.   On January 1, 2017, Qingwei Ma and HLJ Xinda Group extended the term of employment for additional five years beginning on January 1, 2017, pursuant to which Mr. Ma was entitled to a monthly salary of RMB175,000 (equivalent to US$26,459). The employer and employee  may reach consent to terminate Mr. Ma's employment with HLJ Xinda Group at any time and HLJ Xinda Group  has the right to unilaterally terminate Mr. Ma's employment prior to the expiration of the employment term under certain circumstances, with a one-month prior notice.

On December 31, 2011, Junjie Ma and HLJ Xinda Group entered into an employment agreement and an employment memorandum, pursuant to which Mr. Ma received a monthly salary of RMB 64,000 (approximately US$9,676) from January to December, 2016.  In addition, Mr. Ma will receive a performance based bonus of RMB 768,000 (approximately US$116,117), which amounts are subject to the Company's achievement of the corresponding year's performance goals.  The calculation of the annual performance-based salary is based on a method set forth in the HLJ Xinda Group's compensation management policy. On January 1, 2017, Junjie Ma and HLJ Xinda Group extended the term of employment for additional five years beginning on January 1, 2017, pursuant to which Mr. Ma was entitled to a monthly salary of RMB60,000 (equivalent to US$9,072).  The employer and employee may reach consent to terminate Mr. Ma's employment with HLJ Xinda Group  at any time and HLJ Xinda Group has the right to unilaterally terminate Mr. Ma's employment prior to the expiration of the employment term under certain circumstances, with a one-month prior notice.

Potential Payments Upon Termination or Change in Control

We may be required to make severance payments upon termination of employment pursuant to the laws of the PRC and other applicable jurisdictions. Under the PRC Labor Contract Law, if an employment is terminated prior to the expiration of the employment term, unless the termination resulted from such employee's certain fault, the employer shall pay a severance compensation for termination at an amount that is usually the average monthly salary of the 12-month period prior to termination multiplied by the number of years for which the terminated employee worked at the Company, subject to certain adjustment and restrictions if such employee's base salary is sufficiently higher than that of the average in the municipal region. In addition, in the event that the employer terminates the employment in violation of the PRC Labor Contract Law, the applicable severance compensation for termination should be two times the aforementioned amount. Furthermore, certain non-compete payment obligation may also apply upon termination of an employment, which payment amount pursuant to the Company's standard non-compete agreement, if so entered into with the said employee, is one third the monthly base salary prior to the termination of such employee per month for 24 months following the termination.

Director Compensation

On December 30, 2009, our Board of Directors approved 2010 Executive Compensation Program, which sets forth cash and stock compensation of the Company's executives and directors.  Under the 2010 Executive Compensation Program, the Company's employee directors receive no additional compensation for their services to the Company as directors, including the Chairman of the Board of Directors.  In addition, for fiscal year 2015, all non-employee directors who reside in China received an annual cash compensation of RMB60,000 (approximately $9,072) after the first 18 months of continuous directorship and RMB36,000 (approximately $5,443) during the initial 18 months directorship and Lawrence Leighton (resigned on May 15, 2017), the non-employee director who resides outside of China, received annual cash compensation of $60,000. In addition, each non-employee director other than the two directors appointed by the Series D Preferred Stockholder is entitled to an annual stock award equal to a number of shares of the Company's common stock valued at $50,000 for those who reside outside of China, RMB50,000 (approximately $7,560) for Mr. Zhai, who resides in China, based on the market value of the common stock at the time of the stock award and such stock award shall vest six months after the grant date. Mr. Li will be eligible for an annual stock award equal to a number of shares of the Company's common stock valued at RMB50,000 (approximately $7,560) after 18 months of continuous directorship. The Company also accrued and recorded the stock award for the service rendered during the year ended December 31, 2015 as share base compensation expense. The Company has repurchase rights on the unvested shares of the stock award. The Company did not issue this stock award the service rendered during the year ended December 31, 2018 and 2017, respectively.

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Pursuant to the service agreement with Joseph Chow (resigned on March 6, 2019) dated on November 16, 2017, Mr. Chow received an annual cash compensation of US$60,000 (US$5,000 per month) and did not receive stock award.

Pursuant to the service agreement with Xin Li (appointed on March 6, 2019) dated on March 6, 2019, Mr. Li received an annual cash compensation of US$60,000 (US$5,000 per month) and did not receive stock award.

Pursuant to the service agreement with Huiyi Chen (appointed on January 2, 2020) dated on January 1, 2020, Mr. Chen is entitled to receive an annual cash compensation of US$60,000 (US$5,000 per month) and without stock award.

Pursuant to the service agreement with Guanbao Huang (appointed on January 2, 2020) dated on January 1, 2020, Mr. Huang is entitled to receive an annual cash compensation of RMB120,000 (RMB10,000 per month) and without stock award.

The following is a summary of the compensation paid to our non-employee directors for the year ended December 31, 2018. Our employee directors do not receive compensation for their services to the Company as directors.

DIRECTOR COMPENSATION

	Fees earned or paid in cash	Total
Name (1) (2)	($)	($)
Joseph Chow (3)	60,000	60,000
Feng Li	9,072	9,072
Linyuan Zhai	9,072	9,072

(1)	Jie Han, Taylor Zhang and Qingwei Ma are not included in this table as they are our executive officers and thus received no compensation for their services as a director. For disclosure related to the compensation of Jie Han, Taylor Zhang and Qingwei Ma as an executive officer, see the "Summary Compensation Table" above.
(2)	Homer Sun, Jun Xu and Ryan Law are not included in this table as they receive no compensation for serving on our Board.
(3)	Mr. Chow was appointed on November 16, 2017 and resigned on March 6, 2019.

During the year ended December 31, 2018, no stock or option was awarded to the executive directors and non-employee directors.  And no non-vested shares existed for executive directors and non-employee directors as of December 31, 2018.

Service Agreements

On January 1, 2020, the Company entered into a Service Agreement with Huiyi Chen. Pursuant to the terms of the Service Agreement, the Company shall pay Mr. Chen a fee of $5,000 per month ($60,000 annually).

On January 1, 2020, the Company entered into a Service Agreement with Guanbao Huang. Pursuant to the terms of the Service Agreement, the Company shall pay Mr. Huang a fee of RMB10,000 per month (RMB120,000 annually).

On March 6, 2019, the Company entered into a Service Agreement with Xin Li.  Pursuant to the terms of the Service Agreement, the Company paid Mr. Li a fee of $5,000 per month ($60,000 annually).

On November 16, 2017, the Company entered into a Service Agreement with Joseph Chow, who resigned on March 6, 2019. Pursuant to the terms of the Service Agreement, the Company paid Mr. Chow a fee of $5,000 per month ($60,000 annually).

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On November 14, 2012, the Company entered into a Service Agreement with Feng Li. Pursuant to the terms of the Service Agreement, the Company shall (i) pay Mr. Li a fee of RMB3,000 per month (RMB36,000 annually) for 18 months, and then RMB5,000 per month (RMB60,000 annually) starting from May 14, 2014; and (ii) award to Mr. Li under the Company's 2009 Equity Incentive Plan and pursuant to the terms of a restricted stock award agreement RMB50,000 in restricted shares of common stock of the Company on an annual basis (the "Stock"), which shall vest in accordance with the terms of the restricted stock award agreement. The Stock shall be valued at the average closing price for the ten trading days prior to May 14, 2014, the date of the execution of the Service Agreement, and prior to each anniversary thereof. The Stock shall vest after twelve months of each year subject to Mr. Li's continued directorship with the Company, pursuant to such vesting schedule set forth in the restricted stock award agreement.

On November 14, 2010, the Company entered into a Service Agreement with Linyuan Zhai. Pursuant to the terms of the Service Agreement, the Company shall (i) pay Mr. Zhai a fee of RMB5,000 per month (RMB60,000 annually); and (ii) award to Mr. Zhai under the Company's 2009 Equity Incentive Plan and pursuant to the terms of a restricted stock award agreement RMB50,000 in restricted shares of common stock of the Company on an annual basis (the "Stock"), which shall vest in accordance with the terms of the restricted stock award agreement. The Stock shall be valued at the average closing price for the ten trading days prior to November 14, 2010, the date of the execution of the Service Agreement, and prior to each anniversary thereof. The Stock shall vest after twelve months of each year subject to Mr. Zhai's continued directorship with the Company, pursuant to such vesting schedule set forth in the restricted stock award agreement.

REQUIRED VOTE

Election of the directors requires a plurality of the votes duly cast at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF
THE FIVE DIRECTOR NOMINEES SET FORTH HEREIN.

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PROPOSAL 2

APPROVAL, BY AN ADVISORY VOTE, OF THE 2018 COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Exchange Act, as amended, we provide our shareholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of the named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.

As described in greater details under the heading "Compensation Discussion and Analysis," we seek to closely align the interests of the named executive officers with the interests of our shareholders. Our compensation programs are designed to reward the named executive officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total shareholder return, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

REQUIRED VOTE

This vote is advisory, which means that the vote on executive compensation is not binding on the Company, the Board of Directors, or the Compensation Committee of the Board of Directors. Accordingly, you may vote on the following resolution at the Annual Meeting:

"RESOLVED, that the Company's stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company's proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table, and the other related tables and disclosure."

The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission. To the extent there is a significant vote against our named executive officer compensation as disclosed in this proxy statement, the Compensation Committee will evaluate whether any actions are necessary to address the stockholders' concerns.

Approval of the compensation of the named executive officers requires a majority of the votes duly cast at the Annual Meeting, provided that a quorum exists.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL, BY AN ADVISORY VOTE, OF THE 2018 COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

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PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT PUBLIC ACCOUNTANT

The Audit Committee has appointed KPMG Huazhen LLP as our independent auditor for the fiscal year ending December 31, 2019, subject to ratification of the appointment by the Company's stockholders. KPMG Huazhen LLP was the principal accountant for the Company and audited our financial statements for the fiscal years ended December 31, 2018 and 2017. Representatives of KPMG Huazhen LLP are expected to attend the Annual Meeting with the opportunity to make a statement and/or respond to appropriate questions from stockholders present at the meeting.

Services and Fees of Independent Auditors

The following table shows the fees paid by us to our independent accountant.

	2018	2017
Audit Fees	$1,414,575	$1,297,696
Audit-Related Fees	—	—
Tax Fees	—	—
Total paid to independent public audit firms	$1,414,575	$1,297,696

Audit Fees

Audit fees were paid for professional services rendered for the audit of our annual financial statements and the review of our quarterly financial statements and statutory audits. We paid or accrued expenses of US$1,414,575 and US$1,297,696 related to audits of our annual financial statements, reviews of our quarterly financial statements and statutory audits for the years ended December 31, 2018 and 2017, respectively.

Audit-Related Fees

Fees for audit-related services were nil and nil, respectively, for the years ended December 31, 2018 and 2017, for assistance in documenting internal control policies and procedures over financial reporting.

Tax Fees

During the years ended December 31, 2018 and 2017, we paid or accrued expense of nil and nil, respectively for professional services relating to evaluate potential restructuring, statutory tax filing and transfer pricing.

Pre-Approval Policies and Procedures

The Audit Committee appoints the independent auditor each year and approves the audit, audit related, permissible non-audit services and fees proposed by the independent auditor. All services described under the caption services and fees of independent auditors were approved.

REQUIRED VOTE

Ratification of the appointment of the independent auditor requires a majority of the votes duly cast at the Annual Meeting, provided that a quorum exists.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE
APPOINTMENT OF THE INDEPENDENT PUBLIC ACCOUNTANTS.

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PROPOSAL 4

APPROVAL OF 2020 STOCK OPTION / STOCK ISSUANCE PLAN

Stockholders are being asked to approve the new 2020 Stock Option / Stock Issuance Plan (the “2020 Plan”). The Board has approved the 2020 Plan on January 10, 2020, subject to approval from the stockholders at the Annual Meeting. If the shareholders do not approve the 2020 Plan, we will not have the ability to grant new equity-based compensation to our employees, directors, and certain independent contractors.

We adopted the 2009 Stock Option/Stock Issuance Plan, as amended (the “2009 Plan”), under which 7,800,000 shares of common stock were reserved for issuance as equity-based compensation to our employees, directors or consultants. As of December 31, 2018, 4,349,376 stock awards and 1,170,500 stock options have been granted under the 2009 Plan. The 2009 Plan terminated in accordance with its terms in May 2019, after which we were not allowed to grant equity awards thereunder. Therefore, we are asking stockholders to approve the 2020 Plan so that we may continue to grant equity awards, which is a key component of the compensation we provide to our directors, executive officers and employees.

The Board believes that long-term incentive compensation programs align the interests of management, employees and the stockholders to create long-term shareholder value. The Board believes that plans such as the 2020 Plan increase the Company’s ability to achieve this objective, especially, in the case of the 2020 Plan, by allowing for several different forms of long-term incentive awards, which the Board believes will help the Company recruit, reward, motivate and retain talented personnel.

We are seeking approval of 13,000,000 shares under the 2020 Plan.  The 2020 Plan does not include an evergreen provision that would permit the administrator to periodically increase the number of shares available for grants thereunder without stockholder approval. We expect that future grants of equity awards to our personnel following the Annual Meeting, including to our executive officers and directors, will generally be made under the 2020 Plan if it is approved by our stockholders.

 The Board strongly believes that the approval of the 2020 Plan is essential to the Company’s continued success. In particular, the Board believes that the Company’s employees are its most valuable assets and that the awards permitted under the 2020 Plan are vital to the Company’s ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which the Company competes. Such awards also are crucial to the Company’s ability to motivate employees to achieve its goals. A general description of the principal terms of the 2020 Plan approved by the Board of Directors is set below. This description is qualified in its entirety by the terms of the 2020 Plan set forth in Appendix A.

Summary of the 2020 Plan

The 2020 Plan provides for the grant of the following types of incentive awards: (i) stock options and (ii) stock issuance, each of which is referred to individually as an “Award.” Those who will be eligible for Awards under the 2020 Plan include employees, directors and independent contractors who provide services to the Company and its affiliates.

Number of Shares of Common Stock Available Under the Plan

The Board has reserved 13,000,000 shares of the Company’s common stock for issuance under the 2020 Plan. If the Company declares a dividend or other distribution or engages in a recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Company’s common stock, the Board will adjust the number and class of shares that may be delivered under the Plan, the number, class, and price of shares covered by each outstanding Award, and the numerical per-person limits on Awards.

Shares of common stock subject to outstanding options shall be available for subsequent issuance under the 2020 Plan to the extent (1) the options expire or terminate for any reason prior to exercise in full or (2) the options are cancelled in accordance with the 2020 Plan. Unvested shares issued under the 2020 Plan and subsequently repurchased by the Corporation, at a price per share not greater than the option exercise or direct issue price paid per share, pursuant to the Corporation’s repurchase rights under the 2020 Plan. shall be added back to the number of shares of Common Stock reserved for issuance under the 2020 Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the 2020 Plan.

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Administration of the 2020 Plan

The Board shall administer the 2020 Plan. However, any or all administrative functions otherwise exercisable by the Board may be delegated to a committee of one or more Board members appointed by the Board to exercise one or more administrative functions under the Plan. The Plan Administrator shall have full power and authority (subject to the provisions of the 2020 Plan) to establish such rules and procedures as it may deem appropriate for proper administration of the 2020 Plan and to make such determinations under, and issue such interpretations of, the 2020 Plan and any outstanding options or stock issued under the 2020 Plan as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the 2020 Plan or any option grant or stock issued under the 2020 Plan. The Plan Administrator shall have full authority to determine, (1) with respect to the grants made under the Option Grant Program, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding, and (2) with respect to stock issuances made under the Stock Issuance Program, which eligible persons are to receive such issuances, the time or times when those issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares. Each option grant or stock issuance approved by the Plan Administrator shall be evidenced by the appropriate documentation.

Options

The Board is able to grant nonqualified stock options and incentive stock options under the 2020 Plan. The Board determines the number of shares subject to each option. Incentive options may only be granted to employees. The aggregate fair market value of the shares of common stock for which one or more options granted to any employee under the 2020 Plan may for the first time become exercisable an incentive options during one calendar year may not exceed $100,000.

The Board determines the exercise price of options granted under the Plan, provided the exercise price (i) of incentive stock options must be at least equal to the fair market value of the Company’s common stock on the date of grant and (ii) of non-statutory stock options must be at least equal to 85% of the fair market value of the Company’s common stock on the date of grant. In addition, the exercise price of an incentive stock option granted to any participant who owns more than 10% of the total voting power of all classes of the Company’s outstanding stock must be at least 110% of the fair market value of the common stock on the grant date.

The term of an option may not exceed ten years, except incentive stock options granted to an employee who is a 10% stockholder may not exceed five years.

Unless otherwise determined by the Board, after a termination of service with the Company, a participant will be able to exercise the vested portion of his or her option for (i) 90 days following his or her termination (or within such other period of time as may be specified by the Company, but in any event no later than the date of expiration of the option term) for reasons other than death, disability or misconduct, (ii) one year following his or her termination (or within such other period of time as may be specified by the Company, but in any event no later than the date of expiration of the option term) due to death or disability. Unless otherwise determined by the Board, if a participant ceases to be employed by the Company on the account of termination by the Company for defined misconduct, any option held by the participant shall terminate on the date on which the participant ceases to be employed by, or provide service to, the Company, or the date on which such option would otherwise expire, if earlier.

The Plan Administrator shall have the discretion to grant options that are exercisable for unvested shares. Should the optionee’s service cease while the shares issued upon the early exercise of the optionee’s option are still unvested, the Company shall have the right to repurchase any or all of the unvested shares in accordance with the 2020 Plan.

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Stock Issuance

The Board may transfer shares of Company stock to a Plan participant pursuant to a stock issuance, either through the immediate purchase of such shares or as a bonus for services rendered the Company. Stock issuances will vest in accordance with the terms and conditions established by the Board in its sole discretion. The Board will determine the number of shares granted pursuant to an Award of stock. Vesting conditions on stock issuances granted to non-officer employees may not be more restrictive than 20% per year vesting, with the initial vesting to occur no later than one year after the shares are issued.

The Board shall fix the purchase price per share of stock issuance. Shares issued to 10% stockholders must not have a purchase price per share less than 100% of the fair market value per share of common stock on the date of issuance. Shares issued to other Plan participants shall not be less than 85% of the fair market value per share of common stock on the date of issuance. The participant shall have full stockholder rights with respect to any shares of common stock issued to the participant under the 2020 Plan, whether or not the participant’s interest in those shares is vested. Accordingly, the participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

Should the participant cease to remain in service while holding one or more unvested shares issued under the 2020 Plan or should the performance objectives not be attained with respect to one or more such Unvested Shares, then the Company has the right to repurchase the unvested shares at the lower of (a) the purchase price paid per share or (b) the fair market value per share on the date participant’s service ceased or the performance objective was not attained. The terms upon which such repurchase right shall be exercisable shall be established by the Board and set forth in the document evidencing such repurchase right.

The Board may in its discretion waive the surrender and cancellation of one or more unvested Shares (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to those shares. Such waiver shall result in the immediate vesting of the Participant’s interest in the shares of common stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s service ceases or he or she attains the applicable performance objectives.

Transferability of Awards

Except as described below, Stock Option Awards granted under the 2020 Plan are generally not transferable, and all rights with respect to a Stock Option Award granted to a participant generally will be available during a participant’s lifetime only to the participant. A participant may not transfer those rights except by will or by the laws of descent and distribution. Participant may transfer non-statutory stock options to family members, or one or more trusts or other entities for the benefit of or owned by family members or to a transferee’s former spouse, consistent with applicable securities laws, provided that the participant receives no consideration for the transfer of an option and the transferred option shall continue to be subject to the same terms and conditions as were applicable to the option immediately before the transfer.

The Company has the right of first refusal with respect to any proposed disposition by an optionee or a participant of any shares of common stock issued under the Plan. Such right of first refusal shall be exercisable and lapse in accordance with the terms established by the Board and set forth in the document evidencing such right.

Change of Control

In the event of a change of control, each outstanding option which is at the time outstanding automatically will become fully vested and exercisable and be released from any restrictions on transfer and repurchase or forfeiture rights, and the restrictions and conditions on all outstanding stock issuances will lapse immediately prior to the specified effective date of such change of control, for all of the shares at the time represented by such option or stock issuance. An outstanding option shall not so fully vest and be exercisable and released from such limitations and a stock issuance will not be released from such restrictions and restrictions on stock issuances if and to the extent: (i) such option or stock issuance is, in connection with the change in control, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option, stock appreciation right or stock issuance with respect to shares of the capital stock of the successor corporation or parent thereof, or (ii) such option or stock issuance is to be replaced with a cash incentive program of the successor corporation or parent thereof which preserves the compensation element of such option or stock issuance existing at the time of the change in control and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or stock issuance. The determination of option or stock issuance comparability under clause (i) above will be made by the Board. Effective upon the consummation of the change of control, all outstanding options or stock issuances under the 2020 Plan will terminate and cease to remain outstanding, except to the extent assumed by the successor company or its parent.

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Amendment and Termination of the Plan

The Board will have the authority to amend, alter, suspend or terminate the 2020 Plan, except that shareholder approval will be required for any amendment to the 2020 Plan to the extent required by any applicable laws. No amendment, alteration, suspension or termination of the 2020 Plan will impair the rights of any participant, unless mutually agreed otherwise between the participant and the Board and which agreement must be in writing and signed by the participant and the Company. The 2020 Plan will terminate on January 10, 2030 unless the Board terminates it earlier or it is extended by the Company with the approval of the shareholders.

Although there may be adverse accounting consequences to doing so, options may be granted and shares may be issued under the 2020 Plan which are in each instance in excess of the number of shares of common stock then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of common stock available for issuance under the 2020 Plan. If such stockholder approval is not obtained within twelve months after the date the first such excess grants or issuances are made, then (1) any unexercised options granted on the basis of such excess shares shall terminate and (2) the Company shall promptly refund to the optionees and the participants the exercise or purchase price paid for any excess shares issued under the 2020 Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled.

Number of Awards Granted to Employees, Consultants, and Directors

The number of Awards that an employee, director or consultant may receive under the Plan is in the discretion of the Board and therefore cannot be determined in advance.

Summary of Material U.S. Federal Income Tax Considerations

The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the 2020 Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances. In addition, if you are not a United States taxpayer, the taxing jurisdiction, or jurisdictions which apply to you will determine the tax effect of your participation in the 2020 Plan. Accordingly, the Company strongly advises you to seek the advice of a qualified tax advisor regarding your participation in the 2020 Plan.

What are the tax effects of non-statutory stock options and stock appreciation rights?

If you are granted a non-statutory stock option or a stock appreciation right (with an exercise price at least equal to the fair market value of our common stock on the date of grant, as required by the 2020 Plan), you are not required to recognize income at the time of grant. However, when you exercise the non-statutory stock option or stock appreciation right, you will recognize ordinary income to the extent the value of the Shares on the date of exercise (and any cash) you receive exceeds the exercise price you pay. If you exercise a non-statutory stock option and pay the exercise price in Shares, or in a combination of Shares and cash, you will have ordinary income upon exercise to the extent that the value (on the date of exercise) of the Shares you purchase is greater than the value of the Shares you surrender, less the amount of any cash paid upon exercise.

As a result of Section 409A of the Code and the regulations and guidance promulgated thereunder by the United States Department of Treasury or Internal Revenue Service (“Section 409A”), however, non-statutory stock options and stock appreciation rights granted with an exercise price below the fair market value of the underlying stock on the date of grant must have fixed exercise dates or meet another exception permitted by Section 409A to avoid early income recognition in the year of vesting and an additional twenty percent (20%) tax, plus penalty and interest charges. Certain states, have laws similar to Section 409A and as a result, discount options may result in additional state income, penalty and interest taxes. If you are an employee, the Company will be required to withhold from, and report to you and the federal government on Form W-2, any such income. We strongly encourage you to consult your tax, financial, or other advisor regarding the tax treatment of such Awards.

Any gain or loss you recognize upon the sale or exchange of Shares that you acquire generally will be treated as capital gain or loss and will be long-term or short-term depending on whether you held the Shares for more than one (1) year. The holding period for the Shares will begin just after the time you recognize income (though it could potentially begin sooner if you are taxed on the date of vesting with respect to discounted stock appreciation rights and non-statutory stock options, as described above). The amount of such gain or loss will be the difference between:

•	the amount you realize upon the sale or exchange of the Shares, and
•	the value of the Shares at the time you recognize ordinary income.

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What are the tax effects of incentive stock options?

Incentive stock options are options that are intended to qualify for the special tax treatment available under Section 422 of the Code. You will generally not recognize income as a result of the grant or exercise of incentive stock options. However, you will recognize gain at the time of sale or other disposition of the Shares acquired upon exercise of your incentive stock option. Any gain generally will be taxed at long term capital gain rates if you sell Shares that you purchased through the exercise of an incentive stock option:

•	more than two (2) years after the date of grant of the incentive stock option, and
•	more than one (1) year after the date of exercise of the incentive stock option.

However, if you sell Shares purchased through the exercise of an incentive stock option within either the two (2) year or one (1) year holding periods described above, generally any gain up to the excess of the fair market value of the Shares on the date of exercise over the exercise price will be treated as ordinary income. Any additional gain generally will be taxable at long-term or short-term capital gain rates, depending on whether you have held the Shares for more than one (1) year.

If you dispose of Shares that you purchased through the exercise of an incentive stock option without meeting both of the above holding periods in a transaction in which you would not recognize a loss (for example, a gift), the excess of the value of the Shares on the exercise date over the exercise price will be treated as ordinary income.

Any loss that you recognize upon disposition of Shares purchased through the exercise of an incentive stock option, whether before or after expiration of the two (2) year and one (1) year holding periods above, will be treated as a capital loss. That loss will be long-term or short-term depending on whether you have held the Shares for more than one (1) year.

What about incentive stock options and the alternative minimum tax?

If you are subject to the alternative minimum tax, the rules that apply to incentive stock options described above do not apply. Instead, alternative minimum taxable income generally is computed under the rules that apply to non-statutory stock options. Accordingly, if you hold incentive stock options and are subject to the alternative minimum tax, you should be sure to consult your tax adviser before exercising any incentive stock options.

What are the tax effects of restricted stock?

Unless you make an election under Section 83(b) of the Code, you will not recognize taxable income at the time you receive an Award of restricted stock under the Plan. Instead, you will have ordinary income when (and if) the Shares vest and no longer can be forfeited. If you make a Section 83(b) election within thirty (30) days of the grant of restricted stock, you will recognize ordinary income at the time you receive the restricted stock, without regard to the vesting provisions. However, if you later forfeit any unvested Shares, you will not be allowed a tax deduction with respect to the forfeiture. In all cases, the amount of ordinary income that you recognize will equal the fair market value of the Shares at the time you recognize income, less the amount (if any) you paid for the Shares.

Any gain or loss you recognize upon the sale or exchange of Shares that you acquire through a grant of restricted stock generally will be treated as capital gain or loss and will be long-term or short-term depending upon the holding period of the Shares.

What are the tax effects of Awards for the Company?

The Company generally will receive a deduction for federal income tax purposes in connection with an Award equal to the ordinary income the Participant realizes, subject to Section 162(m) of the Code, which limits a public company’s tax deduction for compensation paid to certain of its executives to $1,000,000 per executive, except for certain types of compensation, including qualified “performance-based” compensation.

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Is the Plan subject to ERISA?

The Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”).

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE 2020 PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

REQUIRED VOTE

The approval of the 2020 stock option/stock issuance plan requires a majority of the votes duly cast at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF
THE 2020 STOCK OPTION/STOCK ISSUANCE PLAN FORTH HEREIN.

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MISCELLANEOUS

STOCKHOLDER PROPOSALS

A stockholder who wishes to make a proposal pursuant to Rule 14a-8 of the Exchange Act for our next Annual Meeting of Stockholders, for inclusion in the Company's proxy statement and form of proxy for such meeting must notify the Company no later than August 3, 2020. Any stockholder proposal submitted to the Company after August 3, 2020 shall be deemed ineffective and shall not be included in the Company's proxy statement and form of proxy.

Rule 14a-4 of the SEC proxy rules allows the Company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders if the Company does not have notice of the matter at least 45 days before the date corresponding to the date on which the Company first mailed its proxy materials for the prior year's annual meeting of stockholders or the date specified by an overriding advance notice provision in the Company's bylaws. The Company's bylaws do not contain such an advance notice provision. As such, the proxy holders shall have discretionary authority to vote for or against any proposal presented at our next Annual Meeting of Stockholders if the Company has not received notice of the proposal by October 13, 2020.

GENERAL

Management is not aware of any matters to be presented for action at the Annual Meeting, except matters discussed in this proxy statement. If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons voting the proxies.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports, proxy statements and other information with the SEC. Stockholders may read and copy any reports, statements or other information that we file at the SEC's public reference room in Washington, D.C. Please call the SEC at 1-800-SEC-0330 for further information about the public reference room. Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at www.sec.gov. The Company's Annual Report on Form 10-K is available on our website at www.chinaxd.net.

STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED JANUARY 14, 2020. STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, UNLESS OTHERWISE DISCLOSED.

By Order of the Board of Directors, /s/ Jie Han Jie Han Chairman and Chief Executive Officer January 14, 2020

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Appendix A

CHINA XD PLASTICS COMPANY LIMITED

2020 STOCK OPTION/STOCK ISSUANCE PLAN

ARTICLE ONE

GENERAL PROVISIONS

I.	PURPOSE OF THE PLAN

This Plan is intended to promote the interests of China XD Plastics Company Limited (the “Corporation”), by providing eligible persons employed by or serving the Corporation or any Subsidiary or Parent with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to continue in such employ or service.

Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

II.	STRUCTURE OF THE PLAN

A.	The Plan shall be divided into two separate equity programs:

(1) the Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock, and

(2) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary).

B. The provisions of Articles One and Four shall apply to both equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

III.	ADMINISTRATION OF THE PLAN

A. The Board shall administer the Plan. However, any or all administrative functions otherwise exercisable by the Board may be delegated to the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

B. The Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such rules and procedures as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding options or stock issued under the Plan as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any option grant or stock issued under the Plan.

C. The Plan Administrator shall have full authority to determine, (1) with respect to the grants made under the Option Grant Program, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding, and (2) with respect to stock issuances made under the Stock Issuance Program, which eligible persons are to receive such issuances, the time or times when those issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares. Each option grant or stock issuance approved by the Plan Administrator shall be evidenced by the appropriate documentation.

IV.	ELIGIBILITY

A. The persons eligible to participate in the Plan are as follows:

(1)	employees;

(2)	members of the Board and the members of the board of directors of any Parent or Subsidiary; and

(3)	independent contractors who provide services to the Corporation (or any Parent or Subsidiary).

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V.	STOCK SUBJECT TO THE PLAN

A. The shares issuable under the Plan shall be shares of authorized but unissued or reacquired shares of Common Stock. The maximum number of shares of Common Stock that may be issued and outstanding or subject to options outstanding under the Plan shall not exceed 13,000,000 shares.

B. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (1) the options expire or terminate for any reason prior to exercise in full or (2) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested Shares issued under the Plan and subsequently repurchased by the Corporation, at a price per share not greater than the option exercise or direct issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan.

C. Should any change be made to the Common Stock by reason of any stock split, stock dividend, reverse stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (1) the maximum number and/or class of securities issuable under the Plan and (2) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final and binding. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Corporation’s preferred stock into shares of Common Stock.

D. The grant of options or the issuance of shares of Common Stock under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

ARTICLE TWO

OPTION GRANT PROGRAM

I.	OPTION TERMS

A.	Exercise Price.

(1) The Plan Administrator shall fix the exercise price per share. However, (a) if the option is granted to a 10% Stockholder, the exercise price per share must not be less than 110% of the Fair Market Value per share of Common Stock on the date the option is granted, (b) if a Non-Statutory Option is granted to an Optionee who is not a 10% Stockholder, the exercise price per share must not be less than 85% of the Fair Market Value per share of Common Stock on the date the option is granted and (c) if an Incentive Option is granted to an Optionee who is not a 10% Stockholder, the exercise price per share shall not be less than 100% of the Fair Market Value per share of Common Stock on the date the option is granted.

(2) The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Four and the documents evidencing the option, be payable in cash or check made payable to the Corporation. Should the Common Stock be registered under Section 12 of the 1934 Act at the time the option is exercised, then the exercise price (and any applicable withholding taxes) may also be paid as follows:

(a) in shares of Common Stock held for the requisite period, if any, necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

(b) to the extent the option is exercised for Vested Shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions (i) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and (ii) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

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B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option grant. However, no option shall have a term in excess of ten years measured from the option grant date.

B.	Effect of Termination of Service.

(1) The following provisions shall govern the exercise of any options granted to the Optionee that remain outstanding at the time the Optionee’s Service ceases:

(a) Should the Optionee cease to remain in Service for any reason other than death, Disability or Misconduct, then each option shall be exercisable for the number of shares subject to the option that were Vested Shares at the time the Optionee’s Service ceased and shall remain exercisable until the close of business on the earlier of (i) the three month anniversary of the date Optionee’s Service ceased or (ii) the expiration date of the option.

(b) Should the Optionee cease to remain in Service by reason of death or Disability, then each option shall be exercisable for the number of shares subject to the option which were Vested Shares at the time of the Optionee’s Service ceased and shall remain exercisable until the close of business on the earlier of (i) the twelve month anniversary of the date Optionee’s Service ceased or (ii) expiration date of the option.

(c) No additional vesting will occur after the date the Optionee’s Service ceases, and the option shall immediately terminate with respect to the Unvested Shares. Upon the expiration of any post-Service exercise period or (if earlier) upon the expiration date of the term of the option, the option shall terminate with respect to the Vested Shares.

(d) Should the Optionee’s Service be terminated for Misconduct or should the Optionee otherwise engage in Misconduct, then each outstanding option granted to the Optionee shall terminate immediately with respect to all shares.

(2) Understanding that there may be adverse tax and accounting consequences to doing so, the Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(a) extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service for such period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option, and/or

(b) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of Vested Shares for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become the recordholder of the purchased shares.

E. Unvested Shares. The Plan Administrator shall have the discretion to grant options that are exercisable for Unvested Shares. Should the Optionee’s Service cease while the shares issued upon the early exercise of the Optionee’s option are still unvested, the Corporation shall have the right to repurchase, any or all of those Unvested Shares at the lower of (1) the exercise price paid per share, or (2) the Fair Market Value per share on the date the Optionee’s Service ceased. Once the Corporation exercises its repurchase right, the Optionee shall have no further stockholder rights with respect to those shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. Any such repurchase must be made in accordance with applicable corporate law. The Plan Administrator may not impose a vesting schedule upon any option grant or the shares of Common Stock subject to that option which is more restrictive than 20% per year vesting, with the initial vesting to occur not later than one year after the option is granted. However, such limitation shall not apply to options granted to individuals who are officers, independent consultants or directors of the Corporation.

F. Limited Transferability of Options. An Incentive Option shall be exercisable only by the Optionee during his or her lifetime and shall not be assignable or transferable other than by will or by the laws of inheritance following the Optionee’s death. A Non-Statutory Option may be assigned in whole or in part during the Optionee’s lifetime to one or more members of the Optionee’s family (as defined in Rule 701 promulgated by the Securities and Exchange Commission) or to a trust established exclusively for one or more such family members or to the Optionee’s former spouse, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to a domestic relations order. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

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II.	INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Four shall be applicable to Incentive Options. Options that are specifically designated as Non-Statutory Options shall not be subject to the terms of this Section II.

A. Eligibility. Incentive Options may only be granted to Employees.

B. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed $100,000.

C. Term of Option Granted to a 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the option term shall not exceed five years measured from the date the option is granted.

III.	CHANGE IN CONTROL

A. The shares subject to each option outstanding under the Plan at the time of a Change in Control shall automatically become Vested Shares, and each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all of the shares of Common Stock at the time subject to that option. However, the shares subject to an outstanding option shall not become Vested Shares on an accelerated basis if and to the extent: (1) such option is assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction or (2) such option is to be replaced with a cash incentive program of the Corporation or any successor corporation which preserves the spread existing on the Unvested Shares at the time of the Change in Control and provides for subsequent payout of that spread no later than the time the Optionee would vest in those Unvested Shares or (3) the acceleration of such option is subject to other limitations imposed by the Plan Administrator.

B. All outstanding repurchase rights under the Option Grant Program shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately become Vested Shares, in the event of any Change in Control, except to the extent: (1) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction, (2) the property (including cash payments) issued with respect to Unvested Shares is to be held in escrow and released in accordance with the vesting schedule in effect for the Unvested Shares pursuant to the Change in Control transaction or (3) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator.

C. Immediately following the consummation of the Change in Control, all outstanding options shall terminate, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction.

D. Each option that is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control, had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to (1) the number and class of securities available for issuance under the Plan following the consummation of such Change in Control and (2) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the holders of the Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding options under this Plan, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

E. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to structure one or more options so that the option shall become immediately exercisable and some or all of the shares subject to those options shall automatically become Vested Shares (and some or all of the repurchase rights of the Corporation with respect to the Unvested Shares subject to those options shall immediately terminate) upon the occurrence of a Change in Control or another specified event, or the Optionee’s Involuntary Termination within a designated period following a specified event.

F. In addition, the Plan Administrator may provide that one or more of the Corporation’s outstanding repurchase rights with respect to some or all of the shares held by the Optionee at the time of a Change in Control or other specified event, or the Optionee’s Involuntary Termination following a specified event, shall immediately terminate on an accelerated basis, and the shares subject to those terminated rights shall become Vested Shares at that time.

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G. The portion of any Incentive Option accelerated in connection with a Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable $100,000 limitation set forth in Section II.C. of Article Two is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the federal tax laws.

IV.	CANCELLATION AND REGRANT OF OPTIONS

The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options covering the same or different number of shares of Common Stock.

ARTICLE THREE

STOCK ISSUANCE PROGRAM

I.	STOCK ISSUANCE TERMS

A.	Purchase Price.

(1) The Plan Administrator shall fix the purchase price per share. However, if shares are issued under the Stock Issuance Program to a 10% Stockholder, then the purchase price per share shall not be less than 100% of the Fair Market Value per share of Common Stock on the date of issuance or (b) if shares are issued under the Stock Issuance Program to a Participant who is not a 10% Stockholder, then the purchase price per share shall not be less than 85% of the Fair Market Value per share of Common Stock on the date of issuance.

(2) Shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

(a) cash or check made payable to the Corporation,

(b) past services rendered to the Corporation (or any Parent or Subsidiary), or

(c) a promissory note to the extent permitted by Section I of Article Four.

B.	Vesting Provisions.

(1) Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be Vested Shares or may vest in one or more installments over the Participant’s period of Service or upon attainment of specified performance objectives. However, the Plan Administrator may not impose a vesting schedule upon any shares of Common Stock issued under the Stock Issuance Program which is more restrictive than 20% per year vesting, with the initial vesting to occur no later than one year after the shares are issued. Such limitation shall not apply to shares issued to individuals who are officers, independent consultants or directors of the Corporation.

(2) Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s Unvested Shares by reason of any stock dividend, stock split, reverse stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (a) the same vesting requirements applicable to the Participant’s Unvested Shares treated as if acquired on the same date as the Unvested Shares and (b) such escrow arrangements as the Plan Administrator shall deem appropriate.

(3) The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

(4) Should the Participant cease to remain in Service while holding one or more Unvested Shares issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such Unvested Shares, then the Corporation shall have the right to repurchase the Unvested Shares at the lower of (a) the purchase price paid per share or (b) the Fair Market Value per share on the date Participant’s Service ceased or the performance objective was not attained. The terms upon which such repurchase right shall be exercisable shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. Any repurchase must be made in compliance with the relevant provisions of California law.

(5) The Plan Administrator may in its discretion waive the surrender and cancellation of one or more Unvested Shares (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to those shares. Such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s Service ceases or he or she attains the applicable performance objectives.

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II.	CHANGE IN CONTROL

A. Upon the occurrence of a Change in Control, all outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately become Vested Shares, except to the extent: (1) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction, (2) the property (including cash payments) issued with respect to the Unvested Shares is held in escrow and released in accordance with the vesting schedule in effect for the Unvested Shares pursuant to the terms of the Change in Control transaction, or (3) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator.

B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the Unvested Shares are issued or any time while the Corporation’s repurchase rights with respect to those shares remain outstanding, to provide that those rights shall automatically terminate in whole or in part on an accelerated basis, and some or all of the shares of Common Stock subject to those terminated rights shall immediately become Vested Shares, in the event of a Change of Control or other event or the Participant’s Service is terminated by reason of an Involuntary Termination within a designated period following a Change in Control or any other specified event.

ARTICLE FOUR

MISCELLANEOUS

I.	FINANCING

The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Option Grant Program or the purchase price for shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note secured by the purchased shares. The Plan Administrator, after considering the potential adverse tax and accounting consequences, shall set the remaining terms of the note. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (A) the aggregate option exercise price or purchase price payable for the purchased shares (less the par value of those shares) plus (B) any applicable income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

II.	FIRST REFUSAL RIGHTS

The Corporation shall have the right of first refusal with respect to any proposed disposition by the Optionee or Participant (or any successor in interest) of any shares of Common Stock issued under the Plan. Such right of first refusal shall be exercisable and lapse in accordance with the terms established by the Plan Administrator and set forth in the document evidencing such right.

III.	SHARE ESCROW/LEGENDS

Unvested Shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Unvested Shares vest or may be issued directly to the Participant or Optionee with restrictive legends on the certificates evidencing the fact that the Participant or Optionee does not have a vested right to them.

IV.	EFFECTIVE DATE AND TERM OF PLAN

A. The Plan shall become effective when adopted by the Board, but no option granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Corporation’s stockholders approve the Plan. If such stockholder approval is not obtained within twelve months after the date of the Board’s adoption of the Plan, then all options previously granted under the Plan shall terminate, and no further options shall be granted and no shares shall be issued under the Plan. Subject to such limitation, the Plan Administrator may grant options and issue shares under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.

B. The Plan shall terminate upon the earlier of (1) the expiration of the ten year period measured from the date the Plan is adopted by the Board or (2) termination by the Board. All options and unvested stock issuances outstanding at the time of the termination of the Plan shall continue in effect in accordance with the provisions of the documents evidencing those options or issuances.

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V.	AMENDMENT OR TERMINATION OF THE PLAN

A. The Board shall have complete and exclusive power and authority to amend or terminate the Plan or any awards made thereunder in any or all respects. However, no such amendment or termination shall adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or termination. In addition, certain amendments may require stockholder approval pursuant to applicable laws and regulations.

B. Although there may be adverse accounting consequences to doing so, options may be granted under the Option Grant Program and shares may be issued under the Stock Issuance Program which are in each instance in excess of the number of shares of Common Stock then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve months after the date the first such excess grants or issuances are made, then (1) any unexercised options granted on the basis of such excess shares shall terminate and (2) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled.

VI.	USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for any corporate purpose.

VII.	WITHHOLDING

The Corporation’s obligation to deliver shares of Common Stock upon the exercise of any options granted under the Plan or upon the issuance or vesting of any shares issued under the Plan shall be subject to the satisfaction of all applicable income and employment tax withholding requirements.

VIII.	REGULATORY APPROVALS

The implementation of the Plan, the granting of any options under the Plan and the issuance of any shares of Common Stock (A) upon the exercise of any option or (B) under the Stock Issuance Program shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of Common Stock issued pursuant to it.

IX.	NO EMPLOYMENT OR SERVICE RIGHTS

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

X.	FINANCIAL REPORTS

The Corporation shall deliver a balance sheet and an income statement at least annually to each individual holding an outstanding option granted or shares issued under the Plan, unless such individual is a key Employee whose duties in connection with the Corporation (or any Parent or Subsidiary) assure such individual access to equivalent information.

XI.	SHARE RESERVE

The maximum number of shares of Common Stock that may be issued over the term of the Plan together with the total number of shares of Common Stock provided for under any stock bonus or similar plan of the Corporation shall not exceed 30’% of the then outstanding shares (on an as if converted basis) of the Corporation unless a percentage higher than 30% is approved by at least two-thirds of the outstanding shares of the Corporation entitled to vote on such matter.

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APPENDIX

The following definitions shall be in effect under the Plan:

A. Board shall mean the Corporation’s Board of Directors.

B. Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

(i) a stockholder-approved merger, consolidation or other reorganization in which securities representing more than 50% of the total combined voting power of the Corporation’s outstanding securities are beneficially owned, directly or indirectly, by a person or persons different from the person or persons who beneficially owned those securities immediately prior to such transaction;

(ii) a stockholder-approved sale, transfer or other disposition of all or substantially all of the Corporation’s assets; or

(iii) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13-d3 of the 1934 Act) of securities possessing more than 50% of the total combined voting power of the Corporation’s outstanding securities from a person or persons other than the Corporation.

In no event shall any public offering of the Corporation’s securities be deemed to constitute a Change in Control. In no event shall a merger of the Corporation’s Parent with the Corporation constitute a Change in Control.

C.	Code shall mean the Internal Revenue Code of 1986, as amended.

D. Committee shall mean a committee of one or more Board members appointed by the Board to exercise one or more administrative functions under the Plan.

E. Common Stock shall mean the Corporation’s common stock.

F. Corporation shall mean China XD Plastics Company Limited, a Nevada corporation, or the successor to all or substantially all of the assets or the voting stock of China XD Plastics Company Limited which has assumed the Plan.

G. Disability shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that is expected to result in death or has lasted or can be expected to last for a continuous period of twelve months or more.

H. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

I. Exercise Date shall mean the date on which the option has been exercised in accordance with the applicable option documentation.

J. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i)       If the Common Stock is at the time listed on the Nasdaq Stock Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq Stock Market and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii)       If the Common Stock is at the time listed on any stock exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii)       If the Common Stock is at the time neither listed on any stock exchange or the Nasdaq Stock Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

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K. Incentive Option shall mean an option that satisfies the requirements of Code Section 422.

L. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

(i)	such individual’s involuntary dismissal or discharge by the Corporation (or any Parent or Subsidiary) for reasons other than Misconduct, or

(ii)	(such individual’s voluntary resignation following (A) a change in his or her position with the Corporation (or any Parent or Subsidiary) which materially reduces his or her duties and responsibilities, (B) a reduction in his or her base salary by more than 15%, unless the base salaries of all similarly situated individuals are reduced by the Corporation or any Parent or Subsidiary employing the individual, or (C) a relocation of such individual’s place of employment by more than fifty miles, provided and only if such change, reduction or relocation is effected without the individual’s written consent.

M. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner; provided, however, that if the term or concept has been defined in an employment agreement between the Corporation and the Optionee or Participant, then Misconduct shall have the definition set forth in such employment agreement. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.

N. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

O. Non-Statutory Option shall mean an option that does not satisfy the requirements of Code Section 422.

P. Option Grant Program shall mean the option grant program in effect under the Plan.

Q. Optionee shall mean any person to whom an option is granted under the Plan.

R. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

S. Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

T. Plan shall mean the China XD Plastics Company Limited 2020 Stock Option/Stock Issuance Plan, as set forth in this document.

U. Plan Administrator shall mean either the Board or the Committee acting in its capacity as administrator of the Plan.

V. Service shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a member of the board of directors or an independent contractor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

W. Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

X. Stock Issuance Program shall mean the stock issuance program in effect under the Plan.

Y. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Z. 10% Stockholder shall mean the owner of stock (after taking into account the constructive ownership rules of Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

AA. Unvested Shares shall mean shares of Common Stock have not vested in accordance with the vesting schedule applicable to those shares or any special vesting acceleration provisions and which are subject to the Corporation’s repurchase right.

BB. Vested Shares shall mean shares of Common Stock which have vested in accordance with the vesting schedule applicable to those shares or any special vesting acceleration provisions and which are no longer subject to the Corporation’s repurchase right.

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CHINA XD PLASTICS COMPANY LIMITED

PROXY FOR ANNUAL MEETING

TO BE HELD ON FEBRUARY 11, 2020

The undersigned stockholder of China XD Plastics Company Limited, a Nevada corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby appoints Jie Han and Taylor Zhang, or any of them, proxies and attorneys-in-fact, with full power to each of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held on February 11, 2020, at 9:00 am Beijing time, which is equivalent to February 10, 2020 at 8:00 pm U.S. Eastern Standard Time, No.9, Nancheng 1st Road, Pingfang District, Harbin, Heilongjiang Province, China, or at any adjournment or postponement thereof, and to vote, as designated below, all shares of capital stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

The Board of Directors recommends that you vote "FOR" each proposal.

1.	Elect five (5) directors.

General Directors

1. Jie Han                     2. Taylor Zhang                   3. Linyuan Zhai                    4. Huiyi Chen                   5. Guanbao Huang

☐ FOR the nominee listed above, to the extent the undersigned is entitled to vote thereon.	☐ WITHHOLD AUTHORITY to vote for all nominees listed above.

2.	Approve, on an advisory basis, the 2018 compensation of the named executive officers (the "say-on-pay vote").

☐ FOR              ☐ AGAINST               ☐ ABSTAIN

3.	Ratify the appointment of KPMG Huazhen LLP as the Company's independent auditor.

☐ FOR              ☐ AGAINST               ☐ ABSTAIN

4.	Approve the 2020 Stock Option/Stock Issuance Plan proposed by the Company.

☐ FOR              ☐ AGAINST               ☐ ABSTAIN

5.	Transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

☐ FOR              ☐ AGAINST               ☐ ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" EACH PROPOSAL SPECIFICALLY IDENTIFIED ABOVE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The notice of meeting, proxy statement and proxy card are available at www.chinaxd.net.

Date: _________ , 2020

PLEASE DATE AND SIGN ABOVE exactly as name appears at the left, indicating, where proper, official position or representative capacity. For stock held in joint tenancy, each joint owner should sign.